File Nos. 33-69712/811-08052

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 39
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 90
(Check appropriate box or boxes.)

SYMETRA SEPARATE ACCOUNT C
(Exact Name of Registrant)
Symetra Life Insurance Company
(Name of Depositor)

777 108th Ave NE, Suite 1200, Bellevue, WA	98004
(Address of Depositor’s Principal Executive Offices)	(Zip Code)
Depositor’s Telephone Number, including Area Code (425) 256-8000
Name and Address of Agent for Service
Rachel Dobrow Stone
777 108th Ave NE, Suite 1200
Bellevue, Washington 98004
Approximate date of Proposed Public Offering:
As Soon as Practicable after Effective Date of this registration statement

     It is proposed that this filing will become effective:

Immediately upon filing pursuant to paragraph (b) of Rule 485
On May 1, 2020, pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a) of Rule 485
On ___________ pursuant to paragraph (a) of Rule 485 filing
If appropriate, check the following:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Spinnaker® Variable Annuity
Individual Flexible Premium Deferred Variable Annuity Contract
Issued By:
SYMETRA LIFE INSURANCE COMPANY
and
SYMETRA SEPARATE ACCOUNT C

Prospectus Dated: May 1, 2021

This prospectus describes the Spinnaker Variable Annuity Contract and contains important information. Please read it before investing and keep it on file for future reference. This prospectus does not constitute an offering in any jurisdiction in which the Contract may not lawfully be sold. The Contract is no longer offered for sale. Owners may, however, continue to make Purchase Payments under existing Contracts.

To learn more about the Spinnaker Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 1, 2021. The SAI is incorporated by reference, has been filed with the SEC and is legally part of the prospectus. You may request a free copy of the SAI, a paper copy of this prospectus, if you have received it in an electronic format, or a prospectus for any of the underlying Portfolios, by calling us at 1-800-796-3872, writing us at: P.O. Box 305156, Nashville, TN 37230-5156 or on the Internet at ___________________. The table of contents for the SAI can be found at the end of this prospectus.

The SEC maintains a website at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Investment in a variable annuity contract is subject to risks, including the possible loss of principal. The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Neither the Securities Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

DEFINED TERMS

We have used simple, clear language as much as possible in this prospectus. However, by the very nature of the Contracts certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Phase	The period between the date we allocate your first Purchase Payment and the Annuity Date. During this phase, you can invest money in your Contract.
Accumulation Unit	A unit of measure we use to calculate the value in a Sub-account during the Accumulation Phase.
Annuitant	The natural person on whose life annuity payments for this Contract are based. You are the Annuitant unless you designate someone else before the Annuity Date.
Annuity Date	The date annuity payments begin under an annuity option. This date must be before the maximum annuitization date specified in your Contract.
Annuity Unit	A unit of measure we use to calculate the value of variable annuity payments during the Income Phase.
Beneficiary	The person or entity designated to receive any Contract benefits upon the Owner’s death.
Business Day	Any day the New York Stock Exchange is open for regular trading.
Contract	The Spinnaker Variable Annuity Contract.
Contract Date	The Business Day your initial Purchase Payment and all required information are received at Symetra Life.
Contract Value	The sum of the value of the Sub-accounts attributable to your Contract plus any amount held in the Symetra Fixed Account.
Contract Year	A 12-month period starting on the Contract Date and each anniversary of that date.
General Account	All of Symetra Life’s assets other than those attributable to the Separate Account or other Symetra Life separate accounts.
Income Phase	The period beginning on the Annuity Date during which the payee receives annuity payments.
NYSE	The New York Stock Exchange.
Net Investment Factor	A unit of measure we use in calculating the daily change in Accumulation Unit value for each Sub-account.
Owner, you, your	The person or legal entity entitled to exercise all rights and privileges under the Contract. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Contract. Any reference to Owner in this prospectus includes any joint Owner.
Portfolios	The variable investment options in which the corresponding Sub-accounts invest.
Purchase Payment	An amount paid to Symetra Life for allocation under the Contract, less any premium tax due at the time the payment is made.
Separate Account	Symetra Separate Account C, a segregated asset account.
Sub-account	A division of the Separate Account for which Accumulation Units and Annuity Units are separately maintained. Each Sub-account invests exclusively in a particular Portfolio. Your Contract generally refers to “Portfolios” when referring to Sub-accounts.
Symetra Fixed Account	The investment option in this Contract that provides for guaranteed interest and is part of Symetra Life’s General Account.

KEY INFORMATION

Important information you should consider about the Contract

FEES AND EXPENSES
Charges for Early Withdrawals
If you take more than 10% of your Contract Value out in a Contract Year, you may be assessed a contingent deferred sales charge. The amount of this charge depends upon the age of your Contract, not on the age of each Purchase Payment. The charge is based upon the amount withdrawn and starts at 8% in the first Contract Year and decreases one percent each Contract Year until the ninth and later Contract Years when there is no charge. For example, assume you have already made withdrawals exceeding the 10% free withdrawal amount for the year and you request an additional withdrawal of $30,000 on a $100,000 investment, you would pay a contingent deferred sales charge of $2,400 ($30,000 x 8%).

For more information, see CHARGES AND EXPENSES
Transaction Charges
A Withdrawal Charge of $25 or 2% withdrawn whichever is less will be assessed for each withdrawal after the first in a Contract Year.

A Transfer Charge of $10 will apply upon each transfer in excess of 12 transfers in a Contract Year.

For more information, see CHARGES AND EXPENSES

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract data page for information about the specific fees you will pay each year based on the options you have elected.			For more information, see CHARGES AND EXPENSES
	Annual Fee	Minimum	Maximum
	Base Contract (1)	[ ]%	[ ]%
	Investment options (Portfolio fees and expenses) (2)	[ ]%	[ ]%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	[ ]%	[ ]%

(1) Base Contract fees are expressed as a percentage of Separate Account assets, and include mortality and expense risk fees, which are charged as a percentage of Contract Value, and the annual Contract fee, which is a fixed dollar amount.

(2) Portfolio fees and expenses are expressed as percentage the Portfolio’s net asset value and include management fees, distribution and/or service 12b-1 fees, and other expenses (before any waivers or expense reimbursement).

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.
Lowest Annual Cost: $ [ ]	Highest Annual Cost: $ [ ]

The Lowest Annual Cost shown above assumes the following:

•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract Classes and Portfolio Company fees and
•expenses
•No optional benefits are selected
•No sales charges
•No additional purchase payments, transfers or withdrawals

The Highest Annual Cost shown above assumes the following:

•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Contract Classes and Portfolio Company fees and
•expenses
•No optional benefits are selected
•No sales charges
•No additional purchase payments, transfers or withdrawals

RISKS
Risk of Loss	You may lose money by investing in the Contract.	For more information, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate if you need ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the Accumulation Phase. The benefits of tax deferral and living benefit protections also mean the Contract is more beneficial to investors with a long time horizon. Tax penalties may apply to withdrawals taken before age 59 ½. Transfer limits and fees designed to deter marketing timing may apply under policies designed to deter frequent trading and market timing.

For more information, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risks Associated with Investment Options
Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Contract. Each Portfolio has its own unique risks. You should review these Portfolios before making an investment decision.

For more information, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Insurance Company Risks
Investment in the Contract is subject to the risks related to Symetra Life Insurance Company. Any obligations, including obligations related to the Symetra Fixed Account, guarantees, and benefits provided for under the Contract are subject to our financial strength and claims-paying ability. More information about us, including our financial strength ratings, is available upon request by calling 1-800-796-3872, or visiting Us at [www.symetra.com]

For more information, see INVESTMENT OPTIONS

RESTRICTIONS
Investments
You may allocate amounts under the Contract to one or more of the Sub-accounts available to you. Certain Sub-accounts are closed to new investors and only available to Contract Owners who have been continuously invested in them as of a certain date. Once a Contract Owner has transferred the entire value out of one of these closed Sub-accounts, the Sub-account is no longer available to the Contract Owner for investment. A transfer charge may apply for each transfer in excess of 12 transfers in a Contract Year. You may also allocate money to the Symetra Fixed Account, which credits guaranteed interest rates. We reserve the right to add, combine, restrict or remove any Sub-account available as an investment option under your Contract.

We further reserve the right to restrict or remove the Symetra Fixed Account as an investment option available under the Contract.

For more information see INVESTMENT OPTIONS
Optional Benefits
The Guaranteed Minimum Death Benefit Annual Reset Rider (“GMDB - Annual Reset”) was only available for Contracts purchased between April 30, 2004, and April 30, 2010.

The Earnings Enhancement Benefit Rider (“EEB”) was available only for non-qualified Contracts purchased between April 30, 2004, and April 30, 2010.

For Contracts purchased on or after April 30, 2004, the maximum amount that we will add to your Contract to satisfy the guaranteed minimum death benefit, GMDB - Annual Reset, and EEB is limited to a total of $1 million.
For more information, see BENEFITS AVAILABLE UNDER THE CONTRACT

TAXES
Tax Implications
You should consult a competent tax professional about your individual circumstances to determine the tax implications of an investment in and purchase payments received under the Contract. There is no additional tax benefit if you purchased the Contract through a tax-qualified plan or individual retirement account (IRA). Access to amounts held in a qualified Contract may be restricted or prohibited.
All distributions other than death benefits, including surrenders, withdrawals and loans taken or secured by the Contract will be subject to ordinary income tax, and may be subject to tax penalties.
For more information, see TAXES

CONFLICTS OF INTEREST
Investment Professional Compensation
Registered representatives who solicited sales of the Contracts may have received a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the registered representative. We generally pay commissions as a percentage of Purchase Payments invested in the Contract. A registered representative may also receive allowances, bonuses, and other non-cash compensation. These registered representatives may have a financial incentive to offer or recommend the Contract over another investment

For more information, see DISTRIBUTION
Exchanges
A registered representative may have a financial incentive to offer you a new contract in the place of one you already own. You should only exchange a variable annuity contract for a new one if you determine, after comparing the features, fees and risks of both contracts, that it is in your best interest to purchase a new Contract rather than continue to own the existing contract.

For more information, see DISTRIBUTION

OVERVIEW OF THE CONTRACT

PURPOSE
The Contract is designed to assist individuals with their long-term retirement planning or other long-term needs through tax-deferred investments in a variety of investment options during the Accumulation Period. The Contract also provides for a guaranteed income or a death benefit. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of Income Payments. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.

Like many annuities, the Contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your Contract. During the Income Phase, the payee (you or someone you choose) will receive payments from your annuity. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will determine the amount of payments during the Income Phase.

ACCUMULATION PHASE
During the Accumulation Phase, to help you accumulate assets, you can invest your money in:

•a variety of Sub-accounts. Each Sub-account purchases shares of a corresponding (mutual fund) Portfolio, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns; and
•Symetra Fixed Account, which offers a guaranteed fixed interest rate.

Additional information about each of the Portfolios available under the Contract is provided in APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT.

ANNUITY PAYMENTS (INCOME PHASE)
You can elect to annuitize your Contract and receive a fixed stream of Income Payments (sometimes called annuity payments) beginning on the Annuity Date. You can select from one of six payment options described in the section titled Annuity Payments. Switching to the Income Phase is irrevocable. Once you begin receiving annuity payments, you cannot switch back to the Accumulation Phase. During the Income Phase, you cannot add Purchase Payments, change or add an Annuitant, change the annuity option, or change between fixed and variable annuity payments.

Please note that if you annuitize, you may no longer withdraw money at will from your Contract. Also, during the Income Phase, all benefits, including the GMDB-Annual Reset rider and the EEB rider, will terminate and there will generally be no death benefit.

CONTRACT FEATURE
Withdrawals. You may withdraw money at any time during the Accumulation Phase unless you are restricted by requirements of a retirement plan. Each Contract Year, you can take up to 10% of the Contract Value without paying a contingent deferred sales charge. Amounts in excess of 10% may be subject to a contingent deferred sales charge. This charge varies based on the age of your Contract, not on the age of particular Purchase Payments. The charge is based upon the amount withdrawn and starts at 8% in the first Contract Year and decreases one percent each Contract Year until the ninth and later Contract Years when there is no charge. A separate withdrawal charge equal to the lesser of $25 or 2% of the amount withdrawn may apply to each withdrawal after the first in a Contract Year. You may have to pay income taxes and tax penalties on any money you take out.

Transfers. You can transfer between investment options up to 12 times per Contract Year free of a transfer charge. Your transfers may be limited, however, by market timing and excessive trading policies and procedures. A transfer charge equal to the lesser of $10 or 2% of the amount being transferred may apply to each additional transfer.

Transactions.  Under the following strategies, you can initiate transfers or withdrawals as desired or schedule them in advance. These are available at no additional charge.

•Dollar Cost Averaging: You may elect to automatically transfer a set amount from any Sub-account or the Symetra Fixed Account to any of the other Sub-accounts monthly or quarterly. This feature attempts to achieve a lower average cost per unit over time.

•Appreciation or Interest Sweep: If your Contract Value exceeds $10,000, you may elect to have interest from the Symetra Fixed Account or earnings from the Fidelity VIP Government Money Market Portfolio automatically swept monthly, quarterly, or annually into any other Sub-account of your choice.
•Sub-account Rebalancing: If your Contract Value exceeds $10,000, you may elect to have each Sub-account rebalanced quarterly, semi-annually, or annually to maintain your specified allocation percentages. The minimum Contract Value requirement is waived if a Symetra Life approved asset allocation program was used for Sub-account rebalancing.
•Repetitive Withdrawals: You may elect to receive monthly, quarterly, or annual checks during the Accumulation Phase. Any money you receive may result in Contract charges, income taxes, and tax penalties.

Loans. Loans may be available for certain qualified Contracts. For any loans taken against the Contract Value, the loan net interest rate is an annual rate of 2.5% of the loan amount.

Death Benefit. If you die before moving to the Income Phase, we will pay a death benefit as described in the section titled Death Benefit. If available in your state and your Contract was purchased between April 30, 2004, and April 30, 2010, there were two optional death benefits available for selection. You may have elected none, one or both benefits at the time you purchased your Contract.

Guaranteed Minimum Death Benefit - Annual Reset Rider (“GMDB - Annual Reset”) resets the guaranteed minimum death benefit annually each Contract anniversary until the oldest Owner attains age 75. This rider was not available for Tax Sheltered Annuities or Deferred Compensation Plans.

Earnings Enhancement Benefit Rider (“EEB”) may add 25% or 40% (depending on the age of the oldest Owner on the issue date of the Contract) of your Contract’s earnings, if any, to the death benefit payable at your death. This rider was available only for non-qualified Contracts.

If you elected one or more of these optional death benefit riders, we will deduct an additional charge. This charge will vary depending upon which optional death benefit rider(s) you elected. If you elected the GMDB - Annual Reset rider, we will deduct an additional charge which is equal, on an annual basis, to 0.20% of the average daily net assets of each Sub-account. If you elected the EEB rider, we will deduct an additional charge which is equal, on an annual basis, to 0.15% of the average daily net assets of each Sub-account and the Symetra Fixed Account.

FEE TABLE

The following tables describe the fees and expenses you will pay when owning and surrendering or making withdrawals from the Contract. Please refer to your Contract data page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES	MAXIMUM AMOUNT DEDUCTED	CURRENT AMOUNT DEDUCTED
CONTINGENT DEFERRED SALES CHARGE (1) (As a percentage of the amount withdrawn)	8%
Year 1 ...........................   8%
Year 2 ........................... 7%
Year 3 ...........................   6%
Year 4 ...........................   5%
Year 5 ...........................   4%
Year 6 ...........................   3%
Year 7 ...........................   2%
Year 8 ...........................   1%
Year 9+..........................   0%

WITHDRAWAL CHARGE (2) (Assessed for each withdrawal after the first withdrawal in a Contract Year)	$25	$25 or 2% of amount withdrawn whichever is less
TRANSFER CHARGE (Assessed for each transfer in excess of 12 transfers in a Contract Year)	$10	$10 or 2% of amount transferred whichever is less
LOAN NET INTEREST RATE (3) (Shown as an annual rate)	2.5% of the loan amount	2.5% of the loan amount
(1)We eliminate this charge for individual retirement annuities purchased with rollovers of $1,000 or more from employer-sponsored plans that own group variable annuities issued by us.
(2)The withdrawal charge is assessed in addition to any applicable contingent deferred sales charge.
(3)The annual loan net interest rate of 2.5% is equal to the difference between the interest rate we charge and the interest rate we credit on the loan amount. Loans are available only for Contracts issued pursuant to a Section 403(b) plan.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses). If you chose to purchase an optional benefit, you pay additional charges, as shown below.

PERIODIC CHARGES	AMOUNT DEDUCTED
(Not Including Portfolio Operating Fees And Expenses)	MAXIMUM GUARANTEED CHARGE	CURRENT CHARGE
ANNUAL ADMINISTRATION MAINTENANCE CHARGE (1)	$50 (2)	$30
SEPARATE ACCOUNT ANNUAL EXPENSES (As a percentage of average daily net assets of each Sub-Account)
Mortality And Expense Risk Charge	1.25%	1.25%
Asset Related Administration Charge	0.15%	0.15%
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES	1.40%	1.40%
CHARGES FOR OPTIONAL FEATURES (For Contracts Purchased Prior to May 1, 2010)
GUARANTEED MINIMUM DEATH BENEFIT – ANNUAL RESET (As a percentage of the average daily Contract Value invested in the Sub-accounts)	0.20%	0.20%
EARNINGS ENHANCEMENT BENEFIT (As a percentage of the average daily Contract Value invested in the Sub-accounts and in the Symetra Fixed Account)	0.15%	0.15%
TOTAL WITH ALL OPTIONAL FEATURES	1.75%	1.75%
(1)We do not deduct this charge if the Contract Value is at least $50,000 when the deduction is to be made.
(2)The maximum guaranteed charge for Contracts issued in 2005 and earlier may be $35 depending on your state of residence. Please see your Contract for more information.

The Total Annual Portfolio Operating Expenses table shows the lowest and highest total operating expenses charged by the Portfolio companies that you may pay periodically during the time you own the Contract. The total operating expenses are expressed as an annual percentage of average daily net assets and are deducted from Portfolio assets. The amounts are based on expenses paid as of the end of the fiscal year December 31, 2020. Actual expenses in the future may be higher or lower. For Portfolios that invest in shares of one or more acquired funds, the total annual operating expenses include fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more acquired funds. A complete list of Portfolios available under the Contract, including annual fees and expenses (including management fees, distribution (12b-1) fees and other expenses) may be found under APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (1)	Lowest	Highest
Range of total annual Portfolio operating expenses (before any waivers or expense reimbursement)
Range of total annual Portfolio operating expenses (after any waiver or expense reimbursement) (2)
(1)We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio.
(2)The range of total annual Portfolio operating expenses after any waiver or expense reimbursement takes into account contractual arrangements for certain Portfolios that require the investment advisor to reimburse or waive Portfolio operating expenses until at least April 30, 2022. Advisors to certain Portfolios offered in the Contract agree to waive or reimburse advisory fees or other fees. This reduces Portfolio operating expenses. Such arrangements are described in more detail in the prospectus for each Portfolio.
The above Portfolio expenses were provided by the Portfolios. We have not independently verified the accuracy of the information.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, (including the mortality and expense risk charge and the asset related administration charge), and the Portfolio fees and expenses.

The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of Annual Portfolio Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

THE FOLLOWING EXAMPLE ASSUMES THE HIGHEST FEES AND EXPENSES OF ANY OF THE PORTFOLIOS

	If You Surrender Your Contract At The End of Each Time Period				If The Contract Is Not Surrendered or Is Annuitized
Features Chosen	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
with Standard Features
with All Riders	(1)	(1)	(1)	(1)
THE FOLLOWING EXAMPLE ASSUMES THE LOWEST FEES AND EXPENSES OF ANY OF THE PORTFOLIOS.

	If You Surrender Your Contract At The End of Each Time Period				If The Contract Is Not Surrendered or Is Annuitized
Features Chosen	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
with Standard Features
with All Riders	(1)	(1)	(1)	(1)

(1) The Riders were only available for Contracts purchased between April 30, 2004, and April 30, 2010. Those Contracts are out of the Surrender Charge Period.

INQUIRIES
Symetra Life’s principal place of business is located at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004. All communications to Symetra Life should be directed as follows:

Account Maintenance: For general correspondence, all written communications, including additional Purchase Payments, and other transactional inquiries, please contact us at:

Symetra Life Insurance Company
P.O. Box 305156
Nashville, TN 37230-5156

We will not deem correspondence, including transactional inquiries and Purchase Payments, sent to any other address as received by us until they are picked up at the addresses listed above and delivered to our processing office.

For overnight mail:
Symetra Life Insurance Company
100 Centerview Drive, Suite 100
Nashville, TN 37214-3439

By Phone: 1-800-796-3872
On the Internet: www.symetra.com

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
The variable annuity Contract described in this prospectus is no longer available for sale. However, we do continue to administer the Contracts and you may continue making Purchase Payments to your existing Contract.

The annuity Contract is an agreement between Symetra Life and you, the Owner, where we promise to pay an income in the form of annuity payments, beginning on a date you select, or a death benefit. When you are investing money, your Contract is in the Accumulation Phase. Once you begin receiving annuity payments, your Contract is in the Income Phase.

Long-Term Financial Planning. The Contract is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as retirement funding. The Contract provides for guaranteed income and death benefits, subject to applicable terms and conditions. The Contract is not suitable if you are looking for a short-term investment or if you cannot accept the risk of getting back less money than you put in.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

Contracts owned by or for individuals generally benefit from tax deferral under the Internal Revenue Code of 1986, as amended (the “Code”). You can change your investment allocation or transfer between investment options without paying tax on Contract earnings until you take money out.

Investment Risk. The Contract is called a variable annuity because you can choose among the available Sub-accounts. Each Sub-account invests in a corresponding Portfolio and you can make or lose money depending upon market conditions. The investment performance of the Sub-account(s) you select affects the value of your Contract and therefore, affects the amount of the annuity payments available at the time of annuitization. Investment performance of the Sub-account(s) also impacts the amount of any variable annuity payments.

The value of your Contract will vary up or down depending upon the investment performance of the Sub-accounts you choose. Past performance is not a guarantee of future results. Past performance is not a guarantee of future results.

Tax Implications. You should consult your tax professional to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. Access to amounts held in a qualified Contract may be restricted or prohibited.
All distributions other than death benefits, including surrenders, withdrawals and loans taken or secured by the Contract will be subject to ordinary income tax, and may be subject to tax penalties.

SYMETRA LIFE, SYMETRA SEPARATE ACCOUNT & THE GENERAL ACCOUNT

SYMETRA LIFE
Symetra Life Insurance Company, 777 108th Ave NE, Suite 1200, Bellevue, WA, is the depositor of Symetra Separate Account C.

SEPARATE ACCOUNT
We established Symetra Separate Account C (“Separate Account”) to hold the assets that underlie Contract Values invested in the Sub-accounts. The Separate Account was registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended on January 28, 1994.

The assets in the Separate Account are the property of Symetra Life. However, assets in the Separate Account that are attributable to Contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains and losses (realized and unrealized), resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Symetra Life. Promises we make in the Contract are general corporate obligations of Symetra Life and are not dependent on assets in the Separate Account.

We reserve the right to combine the Separate Account with one or more of our other separate accounts or to deregister the Separate Account under the 1940 Act if such registration is no longer required.

CHANGES TO THE SEPARATE ACCOUNT
Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes in writing. These changes include, among others, the right to:

•Transfer assets supporting the Contracts from one Sub-account to another or from the Separate Account to another separate account;
•Combine the Separate Account with other separate accounts, and/or create new separate accounts;
•Deregister the Separate Account, or operate the Separate Account as a management investment company, or as any other form permitted by law;
•Manage the Separate Account under the direction of a committee at any time;
•Make any changes required by applicable law or regulation; and
•Modify the provisions of the Contract to reflect changes to the Sub-accounts and the Separate Account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretations of law. We reserve the right to make other structural and operational changes affecting the Separate Account.

INVESTMENT OPTIONS

SYMETRA FIXED ACCOUNT
The Contract offers a fixed account which credits interest rates that are set and guaranteed by Symetra Life. At the time you purchased the Contract, you could have chosen to allocate your Purchase Payment to any of the following Initial Guaranteed Interest Periods: 1-year, 3-year and 5-year. Different interest rates may apply to each of the initial guaranteed periods. Only initial Purchase Payments of $1,000 or more could be made to the 3-year and 5-year Initial Guaranteed Interest Periods.

Each Purchase Payment will be credited with the interest rate established for the date that we receive the Purchase Payment. This rate will apply to the Purchase Payment on the date we receive it and continue for the guaranteed period chosen. If you make additional Purchase Payments to the 1-year Initial Guaranteed Interest Period, each will be credited with the applicable interest rate from the date we receive it to the end of the guaranteed period. Once the guaranteed period is over, we can adjust the interest rate. Adjusted rates will apply to Purchase Payments and their credited interest for at least 12 months, when the rate can be adjusted again.

Different interest rates may apply to each of your Purchase Payments depending on the interest rate established for the date we receive the Purchase Payment and any subsequent rate adjustments. Annual effective interest rates will never be less than the rate guaranteed in your Contract or state non-forfeiture law at the time we issue the Contract. You bear the risk that they will never be greater than the guaranteed amount. We reserve the right to change the guaranteed minimum interest rate for newly issued Contracts subject to applicable state law.

Payments from the Symetra Fixed Account are also subject to minimum amounts required by state law. These minimum amounts only apply upon annuitization from the Symetra Fixed Account, payment of a death benefit upon death of the Owner, or a total withdrawal from the Symetra Fixed Account. We guarantee that if one of these events occurs, then the proceeds from the Symetra Fixed Account (the amount applied to annuity payments or paid for a total withdrawal or death benefit) will be at least equal to the minimums required by state law. If necessary to meet this minimum, charges will be waived.

We are not required to register the Symetra Fixed Account or any interests therein, with the SEC. For this reason, SEC staff has not reviewed disclosure relating to the Symetra Fixed Account.

For more information regarding the Symetra Fixed Account, please see your Contract. For more information regarding the limitations on transfers to and from the Symetra Fixed Account, please see the section titled “Transfers.”

VARIABLE INVESTMENT OPTIONS

Each Sub-account purchases the shares of one underlying Portfolio that has its own investment objective. The Portfolios are not offered directly to the public but are available to life insurance companies as investment options for variable annuity and variable life insurance Contracts. Symetra Life is not recommending a particular Portfolio or offering investment advice.

A description of the Portfolios available under the Contract, including each Portfolio’s name, type, investment advisor and any sub-advisor, current expenses and performance is available under APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT.

You can also find more detailed information about the Portfolios in the Portfolio prospectuses. You can obtain free copies of the Portfolio prospectuses by contacting us at 1-800-796-3872 or online at [________________]. You should read the Portfolio prospectuses carefully.

AVAILABILITY OF THE SUB-ACCOUNTS
Certain Sub-accounts are closed to new investors and only available to Contract Owners who have been continuously invested in them as of a certain date. Once a Contract Owner has transferred the entire value out of one of these closed Sub-accounts, the Sub-account is no longer available to the Contract Owner for investment.

CHANGES TO THE INVESTMENT OPTIONS
We reserve the right to add, combine, restrict, or remove any Sub-account as an investment option under your Contract. If any shares of the Sub-accounts are no longer available, or if in our view no longer meet the purpose of the Contract, it may be necessary to substitute shares of another Sub-account. New or substitute Sub-accounts may have different fees and expenses and their availability may be limited to certain classes of purchasers. It may also be necessary to close Sub-accounts to allocations of new Purchase Payments by existing or new Contract Owners and we reserve the right to do so at any time and in our discretion. We further reserve the right to restrict or remove the Symetra Fixed Account as an investment option available under the Contract. We will seek prior approval of the SEC (to the extent required by law) and give you notice before making any changes to the investment options.

VOTING RIGHTS
We are the legal owner of the Portfolios’ shares. However, when a Portfolio solicits proxies in connection with a shareholder vote, we are required to ask you for instructions as to how to vote those shares. The Portfolio shares are voted in accordance with the instructions we receive from you. We vote Portfolio shares for which no timely instructions are received in proportion to the voting instructions that are received with respect to the Separate Account. For this reason, a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

You have no voting rights with respect to values in the Symetra Fixed Account.

CHARGES AND EXPENSES
There are charges and other expenses associated with the Contract that reduce the return on your investment in the Contract. These charges and expenses are:

INSURANCE CHARGES
Each day we make deductions for our insurance charges. We do this as part of our calculation of the value of Accumulation Units and Annuity Units. Insurance charges include the mortality and expense risk charge and the asset related administration charge and the optional benefit charges described below.

Mortality and Expense Risk Charge.  This charge is equal, on an annual basis, to 1.25% of the average daily net assets of each Sub-account you are invested in. This charge compensates us for the mortality and expense risks we have under all Spinnaker Contracts. Our mortality risk arises from our obligations to make annuity payments for the life of the Annuitant and to pay death benefits prior to the Annuity Date. Our expense risks under the Contracts include the risk that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. If the charges are more than sufficient, we will retain the excess and may use it for any purpose, including additional distribution expenses. We expect to profit from this charge. The rate of the mortality and expense risk charge will not be increased for the life of the Contract.

Asset Related Administration Charge.  This charge is equal, on an annual basis, to 0.15% of the average daily net assets of each Sub-account. Since this charge is an asset-based charge, the amount of the charge associated with your particular Contract may have no relationship to the administrative costs actually incurred. This charge, together with the annual administration maintenance charge (see below), is for all the expenses associated with Contract administration. Some of these expenses are: confirmations and statements; maintenance of Contract records; personnel costs; legal and accounting fees; filing fees; and computer and system costs. If this charge and the annual administration maintenance charge are not enough to cover the costs of the Contract in the future, we will bear the loss. The rate of the asset related administration charge will not be increased for the life of the Contract.

OPTIONAL BENEFIT CHARGES
If your Contract was purchased between April 30, 2004 and April 30, 2010, you may have elected optional benefits which require additional charges. Those optional benefits are GMDB-Annual Reset and EEB.

Guaranteed Minimum Death Benefit - Annual Reset.  If you elected the GMDB - Annual Reset rider, we will deduct an additional charge which is equal, on an annual basis, to 0.20% of the average daily net assets of each Sub-account you are invested in. This charge is for the cost and risk associated with offering the GMDB - Annual Reset rider. We stop deducting this charge on the date you switch to the Income Phase or when the death benefit is paid, whichever occurs first. GMDB - Annual Reset was only available for non-qualified Contracts, IRAs, and Roth IRAs. This benefit was available only between April 30, 2004 and April 30, 2010 and its election is irrevocable.

Earnings Enhancement Benefit.  If you elected the EEB rider, we will deduct an additional charge which is equal, on an annual basis, to 0.15% of the average daily net assets of each Sub-account and the Symetra Fixed Account. The charge is for the cost and risk associated with offering the EEB option. We stop deducting this charge on the date you switch to the Income Phase or when the death benefit is paid, whichever occurs first. EEB was only available for non-qualified Contracts. This benefit was available only between April 30, 2004 and April 30, 2010 and its election is irrevocable.

ANNUAL ADMINISTRATION MAINTENANCE CHARGE
During the Accumulation Phase, we will deduct a $30 annual administration maintenance charge from your Contract on the last day of each Contract Year and if you withdraw the entire Contract Value. This charge is for administrative expenses and may be changed but may never exceed $50 per Contract Year. If your Contract was purchased in 2005 or earlier, the maximum charge may be $35 per Contract Year. Please see your Contract for more information. We will not deduct this charge if your Contract Value is at least $50,000 when the deduction is to be made.

During the Income Phase we will not deduct this charge unless you have chosen Payments Based on a Number of Years as your annuity option and your Contract Value was less than $50,000 when annuity payments began.

LOAN INTEREST RATES
The loan interest spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan amount. This results in a net loan interest rate of 2.5% of the loan amount.

CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge may be assessed on withdrawals, including partial withdrawals, in excess of your free withdrawal amount that is described under the section titled “Access to Your Money.” This charge is for expenses incurred in connection with the promotion, sale, and distribution of the Contracts. If the contingent deferred sales charge is insufficient, excess amounts resulting from the mortality and expense risk charge may be used to recover these expenses.

The Contract bases the contingent deferred sales charge on the age of your Contract, not on the length of time each Purchase Payment is in your Contract. Subsequent Purchase Payments do not begin a new contingent deferred sales charge period. The contingent deferred sales charge (“CDSC” in the table below) is stated as a percentage of the amount withdrawn. It starts at 8% in the first Contract Year and declines one percent each Contract Year as follows:

Contract Year	1	2	3	4	5	6	7	8	9+
CDSC	8%	7%	6%	5%	4%	3%	2%	1%	0%

Unless you tell us otherwise, when you make a partial withdrawal the contingent deferred sales charge is deducted from the remaining Contract Value.

We will not assess the contingent deferred sales charge for:

•annuity payments;
•repetitive withdrawals taken over life expectancy;
•eligible healthcare confinement withdrawals;
•death benefits; and
•premium taxes.

We eliminated the contingent deferred sales charge for individual retirement annuity Contracts purchased with rollovers of $1,000 or more from employer-sponsored plans that own group variable annuities issued by us. We may have reduced or eliminated the amount of the contingent deferred sales charge when the Contract was sold under other circumstances which reduced our sales expense. See the section titled “Other Information.”

FREE WITHDRAWAL AMOUNT
Your Contract has a free withdrawal amount. There is no contingent deferred sales charge on the first 10% of your Contract Value withdrawn in a Contract Year. We determine whether you have withdrawn more than 10% of the Contract Value at the time of withdrawal. If you take more than one withdrawal in a Contract Year, all previous withdrawals in the Contract Year are added to the current Contract Value to determine whether more than 10% of the Contract Value has been withdrawn in that year. In addition, there is no withdrawal charge on the first withdrawal you make in a Contract Year, but the contingent deferred sales charge may apply.

WAIVER OF SURRENDER CHARGES UPON HEALTHCARE CONFINEMENT
If approved in your state, there is no contingent deferred sales charge on withdrawals you make while you are confined in an eligible healthcare facility or within 60 days after your release. In order to be eligible for this waiver, we must receive proof that your confinement has continued for 30 or more consecutive days (60 or more consecutive days for Contracts issued prior to April 30, 2004, if approved in your state) and that your confinement began after your Contract Date. If you were confined to a healthcare facility on the Contract Date, you are not eligible for this waiver of contingent deferred sales charges until after the first Contract Year. Please see your Contract for more information.

WITHDRAWAL CHARGE
We may deduct a separate withdrawal charge equal to $25 or 2% of the amount withdrawn whichever is less, for each withdrawal after the first withdrawal in a Contract Year. Unless you tell us otherwise, this charge is deducted from the remaining Contract Value.

We will not deduct this charge for annuity payments, repetitive withdrawals, or if you withdraw the entire Contract Value. See the section titled “Access To Your Money” for a discussion of repetitive withdrawals.

TRANSFER CHARGE
You can make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we may deduct a transfer charge equal to $10 or 2% of the amount that is transferred whichever is less. The transfer charge is deducted from the Sub-account that you transfer your funds from. If you transfer the entire balance from an investment option, the transfer fee is deducted from the amount transferred.

If the transfer is part of dollar cost averaging, appreciation sweep, interest sweep, or Sub-account rebalancing, it will not be counted as part of your 12 free transfers.

PREMIUM TAXES
States and other governmental entities (e.g., municipalities) may charge premium taxes. These taxes generally range from 0% to 3.5%, depending on the state, and are subject to change. Some states charge for these taxes at the time each Purchase Payment is made. In this case, Purchase Payments, as discussed in this prospectus, may reflect a deduction for the premium tax. Other states charge for these taxes when annuity payments begin. We may make a deduction from your Contract for the payment of the premium taxes assessed in connection with your Contract as stated in your Contract.

INCOME OR OTHER TAXES
Currently we do not pay income or other taxes on earnings attributable to your Contract. However, if we ever incur such taxes, we reserve the right to deduct them from your Contract. If we choose to deduct these income or other taxes, we will notify you in writing.

PORTFOLIO EXPENSES
There are deductions from and expenses paid out of the assets of the various Portfolios for investment management fees and other operating expenses the Portfolios incur. These expenses are summarized in the fee table of this prospectus. For more detailed information, you should refer to the Portfolio prospectuses, which, if not accompanying this prospectus, are available upon request.

REDUCTION OF CHARGES OR ADDITIONAL AMOUNTS CREDITED
Under some circumstances we expected to experience lower costs or higher revenues associated with issuing and administering certain Contracts. For example, sales expenses are expected to be less when Contracts are sold to a large group of individuals. In these situations, we may have lowered the administrative costs due to the ability to centralize communications with one large group rather than individualized communications. Thus, administrative tasks, such as the processing forms and handling of Purchase Payments, withdrawals and surrenders may be administered more efficiently. Under such circumstances we may pass a portion of these anticipated savings on to you by reducing Owner transaction charges (including the contingent deferred sales charge) or crediting additional Symetra Fixed Account interest. Any reduction of these charges or credit of additional interest was determined by us after examination of all the relevant factors such as the size and type of group to which sales were to be made, the total amount of Purchase Payments to be received, any prior or existing relationship with us, and other circumstances which reduced our sales and other expenses.

We may also have taken such action in connection with Contracts sold to our officers, directors, and employees and their family members, employees of our affiliates and their family members, and registered representatives and employees of broker-dealers that had a current selling agreement with us when the Contract was issued. In each circumstance such actions were reasonably related to the savings or revenues anticipated and were applied in a non-discriminatory manner. These actions may be withdrawn or modified by us at any time.

COMMISSIONS PAID TO BROKER DEALERS
Registered representatives who solicited sales of the Contracts may receive a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the registered representative. If you would like information about what your registered representative and his or her broker-dealer received in connection with the purchase of your Contract, please ask your registered representative.

We generally pay commissions as a percentage of Purchase Payments invested in the Contract. At the option of the broker-dealer, we may pay lower compensation on Purchase Payments but pay a periodic asset-based commission beginning after the first Contract Year. The amount and timing of the commission may differ depending on the agreement between us and the broker-dealer but is not expected to be more than 6.5% of Purchase Payments and up to 0.50% annually of the average Contract Value (if asset-based commissions are paid to the broker-dealer). We may also pay additional commission if you choose to receive your Contract Value in the form of an annuity option. We pay a commission of up to 1.25% of the Contract Value applied to purchase a fixed annuitization option. In addition, allowances, and bonuses may be paid to broker-dealers and/or other distributors of the Contracts, and we may also provide non-cash compensation, including conferences and seminars, and items of small value, such as promotional gifts, meals or tickets to sporting or entertainment events. A bonus dependent upon persistency is one type of bonus that may be paid.

GENERAL DESCRIPTION OF CONTRACT
OWNER
The Owner (“you”) is as shown on the Contract application, unless changed. You, as the Owner, may exercise all ownership rights under the Contract. The Contract must be issued prior to the Owner reaching the maximum issue age as stated in the Contract. In certain situations, we may preserve a younger age on your Contract.

A non-qualified Contract can be owned by joint Owners. Each joint Owner has equal ownership rights and must exercise those rights jointly, unless both joint Owners direct us otherwise in writing. Naming joint Owners can have a negative impact on the death benefit. See the Section titled “Death Benefit” for more information.

An Owner who is a non-natural person (e.g., a corporation or a trust) may not name a joint Owner. You may change the Owner or joint Owner by sending us a signed and dated request. If you designate someone else as Owner, that person must not have been older than the maximum issue age on the Contract Date. Unless you specify otherwise, a change in ownership is effective as of the date you signed the notice of change, subject to any payments made or actions we may take prior to receipt of the notice.

Use care when naming joint Owners and Beneficiaries and consult your agent or other advisor if you have questions.

ANNUITANT
The Annuitant(s) is/are the person(s) on whose life/lives annuity payments are based. You are the Annuitant unless you designate someone else before the Annuity Date. If you designate someone else as Annuitant, that person must not be older than the maximum issue age as stated in the Contract on the Contract Date. Owners who are non-natural persons (e.g., corporations or trusts) may not change the Annuitant.

BENEFICIARY
The Beneficiary is the person or entity that is entitled to receive a benefit as described in the section titled “Death Benefit.” You initially name the Beneficiary on your Contract application. You may change the Beneficiary at any time by sending us a signed and dated request. You may designate an irrevocable Beneficiary on your Contract. An irrevocable Beneficiary must consent in writing to any change. A new Beneficiary designation revokes any prior designation and is effective when signed by you. We are not responsible for the validity of any Beneficiary designation nor for any actions we may take prior to receiving and recording a Beneficiary change. In the case of certain Contracts issued in connection with retirement plans, the retirement plan may prescribe certain limitations on the designation of a Beneficiary. Since Beneficiaries have no rights under your Contract until your death, they should notify us of a death as promptly as possible.

MINIMUM VALUE REQUIREMENTS
If, after taking a withdrawal, the remaining Contract value would be less than the minimum Contract Value (if any) stated in your Contract, you will be forced to withdrawal the entire remaining Contract Value and your Contract will terminate. However, negative investment performance alone will not cause a forced withdrawal. We may waive this minimum balance for Contracts issued in connection with employer sponsored retirement plans.

ASSIGNMENT
You can assign the Contract unless restricted by applicable law; however, the new Owner cannot be older than the maximum issue age on the Contract Date. Assignments may result in current taxation and, if you are under age 59 1/2, a 10% tax penalty. If this Contract is assigned, we will treat it as a change of ownership and all rights will be transferred. We are not bound by any assignments unless in writing. Assignments are effective on the date you sign the notice of assignment, subject to all payments made and actions we take before we receive a signed copy of the assignment form at our Account Maintenance address. We are not liable for payments made prior to receipt of an effective assignment. We are not responsible for the validity of any assignments, tax consequences, or actions we may take based on an assignment later determined to be invalid.

If your Contract is an IRA or otherwise issued in connection with a tax-qualified retirement plan, your ability to assign the Contract may be limited.

EXCHANGES
A registered representative may have a financial incentive to offer you a new contract in the place of one you already own. You should carefully consider whether an exchange is appropriate for you by comparing the features and other guarantees that are provided by the contract you currently own to the benefits and guarantees provided by the new contract being offered. You should also compare the fees and charges of your current contract to the new contract being offered as they may be higher than your current contract.

GENERAL ACCOUNT

The Fixed Account is part of Symetra Life’s General Account. The General Account is made up of all of Symetra Life’s assets other than those attributable to separate accounts. Symetra Life exercises sole discretion over the investment of General Account assets and bears the associated investment risk. You will not share in the investment experience of General Account assets. All of the assets of the General Account are chargeable with the claims of any of our contract owners as well as our creditors and are subject to the liabilities arising from any of our other business. Any guarantees provided for under the Contract are backed by our financial strength and claims paying ability. You must look to the strength of the insurance company with regard to such guarantees.
The assets of our General Account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Contract Value in the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those that may be associated with the Death Benefit), are paid from our General Account. Symetra Life complies with State insurance laws and regulations require that life insurance companies, including us, to hold assets in its General Account equal to a special liability called “reserves” which, under such laws and regulations, are considered by the insurance regulators to be sufficient for Symetra Life to meet its contractual obligations to contract owners. State insurance regulators also require life insurance companies to maintain a minimum amount of capital in excess of assets that offset reserves, which acts as a cushion in the event that the insurer suffers financial impairment, based on the specific risks in the insurer’s operations. For Symetra Life, such risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, loans secured by mortgages, and equity securities, as well as the loss in value of these investments resulting from a loss in their market value.

We are not required to register the Symetra Fixed Account or any interests therein, with the SEC. For this reason, SEC staff has not reviewed disclosure relating to the Symetra Fixed Account.

PURCHASE PAYMENTS
We no longer sell the Spinnaker Variable Annuity. However, we do continue to administer the Contracts and you may continue making additional Purchase Payments to your existing Contract. Any single Purchase Payment in excess of $1 million requires our prior approval.

ADDITIONAL PURCHASE PAYMENTS
Additional Purchase Payments of $250 or more may be made at any time during the Accumulation Phase by sending them to our Account Maintenance address and should include your account number. Each non-qualified Purchase Payment made through Systematic Investing must be at least $100. If you purchased a qualified Contract, any subsequent Purchase Payments must be $30 or more, unless your retirement plan has a different requirement. Additional Purchase Payments made by check, mailed to our Account Maintenance address and received with all the information we need to process them are credited to your Contract on the same Business Day as received by us. However, if your Purchase Payment is received at Symetra Life after the close of the NYSE, any portion to be allocated to the Sub-accounts will be credited the next Business Day.

Processing of Purchase Payments may be delayed by circumstances outside our control - for example, if your registered representative does not forward your Purchase Payments to us promptly. In addition, if your Purchase Payment is received without the necessary information we need to process it, processing delays will occur as we attempt to contact you to get the necessary information. If we cannot get all the required information within five Business Days, we will either return your Purchase Payment or get your or your registered representative’s permission to keep it until we have received the necessary information. However, if the necessary information is not received after 15 Business Days, we will return the Purchase Payment.

We will not deem Purchase Payments sent to any other office besides our Account Maintenance address as received by us until such Purchase Payments reach our Account Maintenance address and are picked up and delivered to our processing office.

We reserve the right to refuse any Purchase Payment that is over $1 million dollars; that does not meet our minimum requirements; that is received without the necessary information to process the payment; that is made for market timing purposes; or is otherwise contrary to law for Symetra Life to accept. If we refuse a Purchase Payment, we will return it to you within five Business Days.

ALLOCATION OF PURCHASE PAYMENTS
You told us how to apply your initial Purchase Payment by specifying your desired allocations on the Contract application. Unless you tell us otherwise, subsequent Purchase Payments will be allocated in the same proportion as your most recent Purchase Payment (unless that was a Purchase Payment you directed us to allocate on a one-time-only basis). You may change the way subsequent Purchase Payments are allocated by providing us with written instructions, by telephoning us, or, if available, electronically by the Internet if we have your written authorization to accept telephone or Internet instructions. See the Section titled “Transfers.”

Once we receive a Purchase Payment, the portion to be allocated to the Symetra Fixed Account is credited as of the day it is received. The portion to be allocated to the Sub-accounts is effective and valued as of the next close of the NYSE. This is usually 4:00 p.m. Eastern time. If for any reason the NYSE is closed when we receive your Purchase Payment, it will be valued as of the close of the NYSE on its next regular Business Day.

ACCUMULATION UNITS
The value of the variable portion of your Contract will go up or down depending upon the investment performance of the Sub-account(s) you choose. In order to keep track of this, we use a unit of measure called an Accumulation Unit. During the Income Phase, we call the units of measure Annuity Units.

We calculate the value of an Accumulation Unit for each Sub-account as of the time the NYSE closes each day. To determine the current Accumulation Unit value, we take the prior day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current day. Changes in the Accumulation Unit value reflect the investment performance of each Sub-account as well as the deductions for insurance and other charges. The value of an Accumulation Unit will usually go up or down from day to day.

The Net Investment Factor is used to measure the daily change in Accumulation Unit value for each Sub-account. The Net Investment Factor equals:

1.the net asset value per share of the applicable Portfolio at the end of the current day plus the per share amount of any dividend or income distributions made by the Portfolio that day; divided by
2.the net asset value per share of the Portfolio at the end of the prior day plus the per share amount of any dividend or income distributions made by the Portfolio that day; minus
3.the daily insurance charges and any taxes Symetra Life may incur on earnings attributable to the applicable Contracts, expressed as a percentage of the total net assets of the Sub-account.

When you make Purchase Payments or transfers into a Sub-account, we credit your Contract with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Purchase Payment or amount transferred into a Sub-account by the value of the Accumulation Unit for that particular Sub-account. Similarly, when you request a withdrawal or a transfer of money from a Sub-account, we deduct from your Contract Accumulation Units representing the withdrawal amount.

Example: Assume that on Monday we receive a $1,000 Purchase Payment from you before the NYSE closes. You have told us you want this to go to the Fidelity VIP Growth & Income Portfolio. When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the Fidelity VIP Growth & Income Portfolio is $34.12. We then divide $1,000 by $34.12 and credit your Contract on Monday night with 29.31 Accumulation Units for the Fidelity VIP Growth & Income Portfolio.

ASSET ALLOCATION MODELS
Symetra Life no longer makes asset allocation models available for use by Contract Owners. However, in the past, you may have chosen an asset allocation model then available for use. Pursuant to an agreement with Symetra Life, a third party determined the composition of each model and was compensated by Symetra Life for doing so. When you elected a model, your Contract Value was reallocated to match the allocation percentages of the model. Unless you tell us otherwise, any future Purchase Payments will also be allocated to match the allocation percentages of the model. If you desire, you can also enroll in a rebalancing program to periodically rebalance your Contract Value to the model’s original allocation percentages. New allocation models will not be made available. An election to change investments under your current model must be communicated to us in writing to our Account Maintenance address in accordance with our administrative form. If you change your election, you may be subject to short-term trading fees applied by the Portfolio companies and the transfer will count as a “transfer event” as specified under the Section titled “Investment Options.”

Because Symetra Life does not provide investment advice, you should consult your financial professional to help you determine whether the model you are invested in currently, if any, is appropriate based on your financial needs, time horizon, and willingness to accept investment risk. You should also consult your financial professional periodically while you own the Contract to determine that your original model’s allocation still meets your needs.

STATE VARIATIONS
This prospectus describes the material rights, benefits and obligations under the Contract. Certain provisions of the Contract may be different from the general description in this prospectus because of variations required by state law. For example, the state in which your Contract was issued governs whether certain riders, options, charges or fees are available or will vary under Your Contract. Please see APPENDIX C: STATE VARIATIONS for a listing of state variations as well as your Contract for any state specific variations applicable to you. Any such state variations will be included in your Contract or in endorsements or riders attached to your Contract. You should refer to your Contract for specific variations applicable to you.

ANNUITY PAYMENTS (INCOME PHASE)
You can switch to the Income Phase at any time after the Contract has been in effect for one year (eight years for the Payments Based on a Number of Years annuity option), by notifying us in writing at least 30 calendar days prior to the date that you want annuity payments to begin. For Contracts issued before April 30, 2004, you can switch to the Income Phase at any time. For all Contracts, however, the Income Phase will start no later than the maximum annuitization age shown on your Contract or earlier if required by law and certain restrictions may apply under some retirement plans.

During the Income Phase, the payee (you or someone you choose) will receive annuity payments beginning on the Annuity Date. You name the payee when you elect an annuity option and you may change the payee designation at any time by writing to us. You may select or change an annuity option at any time prior to switching to the Income Phase by completing an election form that you can request in writing or by phone from us at any time or by downloading the form from our web site. Some retirement plans and/or Contract versions require that the Annuitant be the Owner and payee once annuity payments begin.
Switching to the Income Phase is irrevocable. Once you begin receiving annuity payments, you cannot switch back to the Accumulation Phase. During the Income Phase, you cannot add Purchase Payments, change or add an Annuitant, change the annuity option, or change between fixed and variable annuity payments. You may not make withdrawals during the Income Phase. When the Contract switches to the Income Phase, the GMDB-Annual Reset rider and the EEB rider will no longer be applicable and there will generally be no death benefit. If you transfer the right to receive annuity payments to someone else, there may be gift and income tax consequences.

Annuity payments will begin on the earlier of:

•the first available payment date after you elect to begin annuity payments;
•the latest Annuity Date specified in your Contract; or
•a different Annuity Date if required by law.

PAYMENT OPTIONS
Other than the Period Certain annuity options, you may choose whether annuity payments will be made on a fixed basis, variable basis, or both. Period Certain annuity options are available only on a fixed basis. Annuity options made on a variable basis convert Accumulation Units to Annuity Units on the date you switch to the Income Phase. Once annuity payments under a life annuity option are started, they cannot be exchanged for a lump sum. See the SAI for additional information.

ANNUITY OPTIONS
You may choose one of the options listed below. The amount of each annuity payment depends on many factors including the guarantees, if any, under the annuity option you choose, the frequency of annuity payments, the investment performance if you choose variable annuity payments, the Annuitant’s age at the time you switch to the Income Phase and under some Contracts, the Annuitant’s sex. If you choose a life annuity option, the number of annuity payments the payee receives depends on how long the Annuitant lives, not the Annuitant’s life expectancy.

Life Annuity.  The payee receives annuity payments as long as the Annuitant is living. Annuity payments stop when the Annuitant dies. There is no minimum number of payments with this option.

Life Annuity with Guaranteed Period.  The payee receives annuity payments for the longer of the Annuitant’s life or a guaranteed period of five or more years, as selected by you and agreed to by us. Annuity payments stop on the later of the date the Annuitant dies or the date the last guaranteed payment is made. The amount of the annuity payments may be affected by the length of the guaranteed period you select. A shorter guaranteed period will result in higher annuity payments during the Annuitant’s life and fewer or no remaining guaranteed payments to the Beneficiary. A longer guaranteed period will result in lower annuity payments. If the Annuitant dies before the guaranteed payments have been made, the remaining payments will be made to the payee. As an alternative to monthly payments, the payee may elect to have the variable payments remaining commuted at the assumed interest rate of 4% and paid in a single lump sum. This alternative is not available for fixed payments.

Joint and Survivor Life Annuity.  The payee receives annuity payments as long as the Annuitant is living. After either Annuitant dies, the payee receives a specified percentage of each annuity payment as long as the other Annuitant is living. Annuity payments stop the later of the date the Annuitant dies or the date the second Annuitant dies. You name the joint Annuitant and payment percentage at the time you elect this option and they cannot be changed once the Income Phase begins. Choosing a lower percentage amount to be paid after the death of either Annuitant results in higher payments while both Annuitants are living.

Joint and Survivor Life Annuity with Guaranteed Period.  The payee receives annuity payments for the longer of the Annuitant’s life, the joint Annuitant’s life or a guaranteed period of five or more years, as selected by you and agreed to by us. The full benefit amount will continue to be paid to the payee until the later of the first death of either the Annuitant or joint Annuitant and the end of the guaranteed period. If only one Annuitant is alive when the guaranteed period ends, a percentage of the payment amount will continue to be paid to the payee. You name the joint Annuitant, payee and payment percentage at the time you elect this option and they cannot be changed once the Income Phase begins. Choosing a lower percentage amount to be paid after the death of either Annuitant results in higher payments while both Annuitants are living. Annuity payments stop the later of the date the Annuitant dies, the joint Annuitant dies or the date the last guaranteed payment is made.

Payments Based on a Number of Years.  This annuity option is only available after the eighth Contract Year and if your Contract Value is $25,000 or more at the time this option is selected. The payee receives annuity payments based on a number of years as selected by you and agreed to by us. You must select a period of at least five years. In general, your Contract Value is amortized over a specific term and Accumulation Units and/or the value of the Symetra Fixed Account is liquidated as each payment is made. Therefore, each annuity payment reduces the number of Accumulation Units and/or value of the Symetra Fixed Account. Please see the SAI for a more detailed discussion of how this annuity option is calculated. Annuity payments continue until the entire value in the Sub-accounts and/or Symetra Fixed Account has been paid out. You can stop these annuity payments at any time and receive a lump sum equal to the remaining Contract Value. There may be tax consequences and penalties for stopping these annuity payments. However, this feature may be important to you if you do not have other sources of funds for emergencies or other financial needs that may arise. This option does not promise to make payments for the Annuitant’s life. If the Owner dies before all annuity payments have been made, we will pay a death benefit equal to the Contract Value as of the date we receive proof of death and the Beneficiary election form.

Period Certain Annuity.  The payee receives annuity payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the Annuitant’s life expectancy. This option does not guarantee payments for the rest of the Annuitant’s life. This payout option is available only as a fixed annuity. If your Contract is a qualified Contract, period certain payments without a life contingency may not satisfy required minimum distribution rules. Annuity payments stop at the end of the guaranteed period. Consult a tax professional before electing this option.

If you do not choose an annuity option at least 30 calendar days before the latest Annuity Date specified in your Contract, we will make annuity payments under the Payments Based on a Number of Years annuity option unless your Contract states otherwise. The number of years will be equal to the Annuitant’s life expectancy. If your Contract Value is less than $25,000, we will make annuity payments under the Life Annuity with Guaranteed Period using a guaranteed period of 10 years. You may choose to have annuity payments made on a monthly, quarterly, semi-annual or annual basis. If the amount applied to an annuity option is less than $5,000, we may pay you in a lump sum where permitted by state law. We reserve the right to change the payment frequency if payment amounts would be less than $250. You may elect to have payments delivered by mail or electronically transferred to a bank account.

Proof of Age or Sex.  We may require proof of age or sex before beginning annuity payments that are based on life or life expectancy. If the age or sex of any Annuitant has been misstated, annuity payments will be based on the corrected information. Underpayments will be made up in a lump sum with the next scheduled payment. Overpayments will be deducted from future payments until the total is repaid. We will not credit interest on underpayments or charge interest on overpayments. We may require evidence satisfactory to us that an Annuitant is living before we make any payment.

Variable Annuity Payments.  Any portion of annuity payments based on investment in the Sub-accounts will vary in amount depending on investment performance. Unless you tell us otherwise, annuity payments will be based on the investment allocations in place on the date you switch to the Income Phase.

If you choose to have any portion of annuity payments based on investment in the Sub-accounts, the dollar amount of each payment will depend on:

1.the value of your Contract (minus any outstanding loan amount) in the Sub-accounts as of the first close of the NYSE on or after the 15th day of the month preceding the Annuity Date (if the NYSE is not open on that date, the calculation will be made on the next Business Day);
2.an assumed investment return; and
3.the investment performance of the Sub-accounts you selected.

Your Contract contains a Variable Annuity Purchase Rate Table that we use to determine the amount of the first annuity payment under your Contract. The tables are based on an annual investment return of 4% and the Annuity 2000 Mortality Table. The amount of the first annuity payment is generally determined on the basis of the annuity option selected, the annuity purchase rate (as shown in your Contract’s Variable Annuity Purchase Rate Table), the age and sex of the Annuitant, and the Annuity Date. If actual investment performance of the Sub-accounts exceeds the assumed investment return of 4%, the value of Annuity Units increases and the next variable annuity payment will be larger. Similarly, if the actual investment performance is less than the assumed investment return, the value of Annuity Units decreases and the next variable annuity payment will be smaller. Under any variable annuity option, actual investment performance of the Sub-accounts will affect the amount of annuity payments. For more information, please see the SAI.

Fixed Annuity Payments.  The dollar amount of fixed annuity payments does not vary with investment performance, therefore, each payment amount will stay the same. Annuity payments under all life annuity options will be determined by applying the Contract Value or a portion of the Contract Value (minus any outstanding loan amount) to purchase fixed annuity payments to the Fixed Annuity Purchase Rate Table shown in your Contract, or the current rates at that time if more favorable to you. The amount of fixed annuity payments under the Payments Based on a Number of Years annuity option is determined by taking the value of the Contract over the term chosen at the minimum interest rate guaranteed under the Contract.

CHANGING SUB-ACCOUNTS DURING THE INCOME PHASE
After you switch to the Income Phase, you may request to change Sub-account elections only once a month if you are taking variable annuity payments. Transfers are not allowed to or from the Symetra Fixed Account. Changes will affect the number of units used to calculate annuity payments. See the SAI for more information.

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes the information about the benefits available under the Contract.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Descriptions of Restrictions or Limitations
Basic Death Benefit	To provide your Beneficiary with a payment upon your death.	Standard	None	Only available if the GMDB-Annual Reset or EEB are not elected.
GMDB-Annual Reset (1)	The GMDB- Annual Reset Rider resets the guaranteed minimum death benefit annually each Contract anniversary until the oldest Owner attains age 75.	Optional	0.20% (2)	This rider was not available for Tax Sheltered Annuities or Deferred Compensation Plans. Certain ownership changes may result in automatic termination of the GMDB-Annual Reset.
EEB (1)	The EEB Rider may add 25% or 40% (depending on the age of the oldest Owner on the issue date of the Contract) of your Contract’s earnings, if any, to the death benefit payable at your death.	Optional	0.15% (3)	This rider was available only for non-qualified Contracts. Certain ownership changes may result in automatic termination of the EEB.
(1) This benefit was only available at the time of purchase for Contracts issued between April 30, 2004 and April 30, 2010.
(2) As a percentage of the average daily Contract Value invested in the Sub-accounts.
(3) As a percentage of the average daily Contract Value invested in the Sub-accounts and the Symetra Fixed Account.

The death benefit paid will be the basic death benefit unless you have selected the GMDB-Annual Reset rider and/or the EEB rider. The death benefit provisions may be different for Contracts issued prior to April 30, 2004. Please refer to your Contract for variations.

DEATH DURING THE ACCUMULATION PHASE
If any Owner dies during the Accumulation Phase, the death benefit is payable to the:

•surviving Owner; or if none, then
•the surviving primary Beneficiary; or if none, then
•the surviving contingent Beneficiary; or if none, then
•the estate of the last Owner to die.

If the Owner is a non-natural person (e.g., a corporation or trust), the death of any Annuitant is treated as the death of the
Owner. Therefore, a joint Annuitant on a Contract owned by a non-natural person may not receive any benefits upon the death of the first Annuitant.

If an Annuitant is not the Owner and dies during the Accumulation Phase, the Owner must designate a new Annuitant. If an Annuitant is not designated within 30 days after we are notified of the Annuitant’s death, the Owner will be named as an Annuitant.

Calculation of Death Benefit
We will determine the amount of and pay the death benefit upon receipt at our Account Maintenance address of the following:

•proof of death acceptable to us, such as a certified copy of a death certificate;
•written direction from at least one eligible recipient of the death benefit proceeds regarding how to pay the death benefit payment; and
•any other documents, forms or information we need.

If we receive due proof of death acceptable to us and written direction from at least one eligible recipient of the death benefit regarding how to pay the death benefit payment within 6 months of the date of death and the guaranteed minimum death benefit exceeds the Contract Value, we will add money to your Contract in order to satisfy the guaranteed minimum death benefit. The money added will be allocated to the investment options, in the same manner as Purchase Payments. For limitations on the amount we will add, please see “Limitations on Death Benefit” described below.

Payment of Death Benefit
The death benefit is subject to investment performance and applicable Contract charges until the date payment is made. This value will usually go up or down. Thus, Beneficiaries should notify us of a death as promptly as possible to limit the risk of a decline in benefit value. The amount of the death benefit will include any interest required by state law. In all cases, any outstanding loan amount will be deducted from the death benefit proceeds.

Under a non-qualified Contract, the death benefit may be paid as:

1) a lump sum payment or series of withdrawals that are completed within five years from the date of death; or
2) annuity payments made over the Beneficiary's life or life expectancy. To receive annuity payments, the Beneficiary must make the election within 60 days from our receipt of proof of death. Annuity payments must begin within one year after the date of death. Once annuity payments begin they cannot be changed.

Under a qualified Contract, the death benefit must generally be completed within ten years after the date of death unless payable to an “eligible designated beneficiary” as defined in the Code. Eligible designated beneficiaries include, spouses, minor children (until they reach the age of majority), beneficiaries who are disabled or chronically ill or individuals not more than 10 years younger than the original owner.

In some cases, a spouse who is entitled to receive a death benefit may have the option to continue the Contract instead. If you entered into a civil union your rights to continue the Contract may be limited under federal laws. See the Section titled
“Taxes” for more information. If this spouse is also the oldest joint Owner, the guaranteed minimum death benefit will apply on the death of this spouse. Otherwise, the benefit on the death of your spouse will be the Contract Value.

If there is no surviving joint Owner, or the Contract is owned by a single Owner, the right to receive the death benefit or to change the payee for remaining annuity payments will pass to the Beneficiary as elected on the Contract application (or Beneficiary designated on our records, if changed by you at a later date).

If the age of the Annuitant or Contract Owner has been misstated on the Contract application, the amount of any death benefit payable shall be determined based upon the correct age of the Annuitant or Contract Owner.

DEATH DURING THE INCOME PHASE
If an Owner dies during the Income Phase, then any amounts paid after an Owner’s death will depend on which annuity option was selected. Under the Payments Based on a Number of Years annuity option, if an Owner dies before the entire Contact Value has been paid out, we will pay a death benefit equal to the Contract Value as of the date we receive proof of death and an election of how to take the death benefit payment. If an Owner dies while annuity payments are being paid under another annuity option, we will pay the remaining annuity payments, if any, in accordance with that option. If the Annuitant is not the Owner and dies after the Annuity Date, then we will continue paying any remaining annuity payments to the payee designated by the Owner. The death benefit or remaining annuity payments will be distributed at least as rapidly as under the annuity option then in effect. See the Section titled “Annuity Payments” for more information.

The right to receive the death benefit under Payments Based on a Number of Years or to change the payee for remaining annuity payments under another annuity option is determined as follows:

•surviving Owner; or if none, then
•the surviving primary Beneficiary; or if none, then
•the surviving contingent Beneficiary; or if none, then
•the estate of the last Owner to die.

BASIC DEATH BENEFIT
This is the standard death benefit under the Contract. The basic death benefit is the higher of:

1) your current Contract Value (as of the date indicated below); or
2) if you are a sole Owner or the oldest joint Owner, the guaranteed minimum death benefit.

The basic guaranteed minimum death benefit is initially equal to your first Purchase Payment and is immediately increased by additional Purchase Payments and adjusted downward for withdrawals. For more detailed information regarding the adjustment calculations, please refer to your Contract. The guaranteed minimum death benefit is reset on each 8-year Contract anniversary until the oldest Owner attains age 72. The reset benefit is equal to the immediately preceding guaranteed minimum death benefit or is “stepped up” to your Contract Value on that date, if higher.

OPTIONAL DEATH BENEFITS
If your Contract was purchased between April 30, 2004 and April 30, 2010, you may have elected none, one or both optional benefits available at the time you purchased the Contract. The optional death benefits were only available for certain Contracts as discussed below.

Guaranteed Minimum Death Benefit - Annual Reset (“GMDB - Annual Reset”).  The GMDB - Annual Reset rider was only available for non-qualified Contracts, IRAs, and Roth IRAs. It was not available for TSA and 457 Contracts. This benefit was only available between April 30, 2004 and April 30, 2010.  If you were under age 75 at the issue date of the Contract, you may have elected the GMDB - Annual Reset rider. If you elected the GMDB - Annual Reset rider, it will replace the basic guaranteed minimum death benefit described above. If the Contract is owned by joint Owners, both Owners must have been under age 75 as of the issue date of the Contract to elect this rider. If you elected this rider, we will deduct a charge. Once you have elected the benefit, you cannot cancel it, and the 0.20% annual charge will continue to be deducted, even during periods when the GMDB-Annual Reset would provide no benefit.

If you elected this rider, the guaranteed minimum death benefit will be reset annually each Contract anniversary until the oldest Owner attains age 75. The reset benefit is equal to the immediately preceding guaranteed minimum death benefit or the Contract Value on that date, if higher. Withdrawals reduce your Contract Value, which may in turn impact the reset benefit.

The GMDB - Annual Reset rider terminates and the charge is no longer deducted if:

1.the Contract enters the Income Phase prior to your death; or
2.a spouse continues the Contract after the death of the sole Owner or oldest joint Owner.

If the surviving spouse is the oldest joint Owner and continues the Contract after the death of the youngest spouse, the benefit will remain in effect and the charge will continue to be deducted.

If the age of any Owner is misstated so that the Owner would not have been eligible to purchase the benefit, the rider is terminated.

Earnings Enhancement Benefit (“EEB”).  The EEB rider was only available for non-qualified Contracts and was only available between April 30, 2004 and April 30, 2010.  If you were under age 76 on the issue date of the Contract, you may have elected the EEB rider. If the Contract is owned by joint Owners, both Owners must have been under age 76 as of the issue date of the Contract to elect this rider. If you elected this rider, we will deduct a charge. Once you have elected the benefit, you cannot cancel it. The EEB is payable upon the sole Owner’s or oldest joint Owner’s death and will be added to the basic or GMDB-Annual Reset death benefit that is described above.

If the oldest Owner was age 69 or under when you purchased your Contract, the EEB is equal to 40% of the earnings remaining in the Contract.

If the oldest Owner was age 70 through 75 when you purchased your Contract, the EEB is equal to 25% of the earnings remaining in the Contract.

However, the maximum EEB benefit is one million dollars, less any amount paid to satisfy the guaranteed minimum death benefit.

For purposes of this benefit, we define “earnings” as the amount by which the Contract Value (when the death benefit is calculated) exceeds the total amount of Purchase Payments received prior to the date of death, less withdrawals and charges. For this purpose, earnings are deemed to be withdrawn before Purchase Payments. If any Purchase Payments are the result of a transfer or rollover, when we calculate earnings we do not include any gain accrued while the money was invested elsewhere. Earnings also do not include the stepped-up portion of the death benefit that results if the guaranteed minimum death benefit or GMDB-Annual Reset exceeds the Contract Value.

Your earnings for this purpose are limited to a maximum of 250% of the total value of your Purchase Payments, less withdrawals and charges, excluding any Purchase Payments made 12 months prior to the date of death (other than Purchase Payments made during the first Contract Year if death occurs in the first Contract Year) or after death. Withdrawals are considered to come from earnings first. If there are no earnings in your Contract, the EEB will be zero. However, the 0.15% annual charge will be deducted even if there are no earnings. This means you may be paying for a benefit you may not receive.

The EEB rider terminates and the charge is no longer deducted if:
1.the Contract enters the Income Phase prior to your death; or
2.a spouse continues the Contract after the death of the sole Owner or oldest joint Owner.

If the surviving spouse is the oldest joint Owner and continues the Contract after the death of the youngest spouse, the benefit will remain in effect and the charge will continue to be deducted.

If the age of any Owner is misstated so that the Owner would not have been eligible to purchase the benefit, the rider is terminated.

For examples on how the Basic Death Benefit, GMDB-Annual Reset, and EEB death benefit works, see APPENDIX B: CALCULATION OF BASIC DEATH BENEFIT, GMDB-ANNUAL RESET, AND EEB OPTIONAL DEATH BENEFIT.

Effects of Ownership Changes.  Certain ownership changes may result in automatic termination of the optional death benefits. If the Contract is owned by one Owner, the following ownership changes will result in termination of the rider:

1.A change in ownership to another individual; or
2.A change in ownership to a trust or other entity and the original Owner is not the sole Annuitant; or
3.A second individual is added as an Owner and the new Owner is older than the original Owner.

If the Contract is owned by joint Owners, the rider will terminate if a change in ownership results in the oldest Owner no longer being an Owner.

The guaranteed minimum death benefit is always calculated on the life of the oldest original Owner, as shown on the original application for this Contract. The amount payable on the death of any Owner other than the oldest original Owner will be the current Contract Value. If the oldest original Owner ceases to be an Owner of the Contract, the guaranteed minimum death benefit will be terminated. Therefore, ownership changes will have an impact on your Contract and you should consult your agent or other advisor if you have questions.

LIMITATION ON DEATH BENEFIT
At most, one guaranteed minimum death benefit or if elected, GMDB - Annual Reset benefit and one EEB will be paid during the life of the Contract. In addition, for Contracts purchased on or after April 30, 2004, the maximum amount that we will add to your Contract in order to satisfy the guaranteed minimum death benefit, (or if selected GMDB - Annual Reset benefit), and EEB is limited to a total of $1 million. All annuity Contracts subsequently purchased by you from us will be aggregated for this $1 million limit if your death triggers a payment. The guaranteed minimum death benefit will only be paid upon the death of the oldest original Owner. Therefore, ownership changes will have an impact on your Contract and you should consult your agent or other advisor if you have questions.

TRANSFERS
TRANSFERS AMONG SUB-ACCOUNTS AND THE SYMETRA FIXED ACCOUNT
During the Accumulation Phase you can transfer money among the Sub-accounts and the Symetra Fixed Account 12 times per Contract Year free of a transfer charge. We measure a Contract Year from the anniversary of your Contract Date. Each additional transfer in a Contract Year may have a charge of $10 or 2% of the amount transferred whichever is less.

The minimum amount you can transfer out of any investment option at one time is $500, or the entire value of the investment option if less. If a transfer will result in the remaining balance in an investment option being less than $500, you must transfer the entire amount out of the investment option. The minimum you can transfer into any investment option is $50. In addition to this $500 minimum, transfers out of the Symetra Fixed Account are limited to a maximum of 10% of the Symetra Fixed Account value per Contract Year. We may waive this 10% limitation upon written notice to you. If we waive it, we reserve the right to reinstate the 10% limitation upon written notice. We determine whether you have transferred more than 10% of the Symetra Fixed Account value at the time of the transfer. If you make more than one transfer from the Symetra Fixed Account in a Contract Year, the amounts of all previous transfers from the Symetra Fixed Account in the Contract Year are subtracted from the current 10% amount to determine the amount available for transfer.

Transfer requests received by us with all information we need to process the request will be effective and valued as of the next close of the NYSE. This is usually 4:00 p.m. Eastern Time. If for any reason the NYSE is closed when we receive your transfer request, it will be valued as of the close of the NYSE on its next regular Business Day.

TRANSFER TRANSACTIONS AVAILABLE
We may accept transfers by signed written request or at our discretion, by telephone, or, if available, electronically by the Internet. Each transfer must identify:

•your Contract;
•the amount of the transfer; and
•which investment options are affected.

We cannot process your transfer request until we have received the request at our Account Maintenance address. Transfer requests received by us with all the information we need to process the request will be effective and valued as of the next close of the NYSE. This is usually 4:00 p.m. Eastern Time. If for any reason the NYSE is closed when we receive your transfer request, it will be valued as of the close of the NYSE on its next Business Day.

Transfers by telephone will be accepted if we have properly signed authorization on record. You may authorize someone else to make transfers by telephone on your behalf. Symetra Life will not be liable for any failure to question or challenge such request for transfer as long as there is a valid signed authorization on record at Symetra Life.

Transfers by Internet will be accepted if you provide us with certain identification information, including a personal identification number (“PIN”). However, we do not accept transfer requests sent by e-mail. Transfer instructions you send electronically through the Internet are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If you do not receive an electronic acknowledgment, you should telephone us as soon as possible.

Although we use reasonable procedures, including recording all telephone instructions and requiring certain personal information to prevent unauthorized account access, we cannot assure you that telephone or Internet activity will be completely secure or free of delays or malfunctions. If you choose to make transfers by telephone or Internet, you must be willing to assume the risk of loss that may occur despite our reasonable efforts to verify identity. We are not responsible for the negligence or wrongful acts of third parties.

We cannot guarantee that telephone transactions will always be available. In addition, if the volume of calls is unusually high, we may not have someone immediately available to receive your order. Likewise, we cannot guarantee that on-line transactions processed via the Internet will always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your Symetra Life registered representative’s, or Symetra Life’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request.

You also should protect your PIN because self-service options will be available to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions is you or a person authorized by you.
We reserve the right to modify, suspend, or terminate transfer privileges at any time for some or all Contract Owners. In addition, if we receive a transfer request that is to be allocated to the Symetra Fixed Account and we are not able to invest the money such that we can credit at least the minimum guaranteed interest rate, we reserve the right to reject the portion of the transfer request that was to be allocated to the Symetra Fixed Account.

SCHEDULED TRANSFERS
During the Accumulation Phase, you can choose among several investment strategies that are available at no charge. We refer to any transfer made using these strategies as “scheduled transfers” and they will not count against your 12 free transfers. We may impose restrictions on the number of scheduled transfers that can be initiated during each Contract Year or on the investment options available for scheduled transfers. If such restriction is imposed or we change the Sub-accounts available, we will notify you in writing. Once started, dollar cost averaging and appreciation or interest sweep scheduled transfers will continue until you instruct us to stop or all money has been transferred out of the investment option designated as the source of the scheduled transfer. If you make a transfer or withdrawal outside of either the dollar cost averaging or appreciation or interest sweep strategy and that transfer or withdrawal is from the investment option you have designated as the source for these strategies, your scheduled transfers will stop. Scheduled transfers will not count against your 12 free transfers and are available at no charge.

Dollar Cost Averaging.  This strategy is designed to achieve a lower average cost per unit over time. It does not assure a profit or protect against a loss. Investing should continue at a consistent level in both market ups and downs. You can systematically transfer set amounts of at least $50 each month or quarter from any Sub-account or the Symetra Fixed Account to any of the other Sub-accounts. If you choose to transfer amounts among more than one Sub-account, transfers into each Sub-account must be at least $50. If a transfer will result in the remaining balance in a Sub-account being less than $500, you must transfer the entire amount out of the Sub-account.

Dollar cost averaging transfers from the Symetra Fixed Account are limited to 4% per quarter (1.33% monthly) of your value in the Symetra Fixed Account as of the date of the initial transfer. By choosing to have the transfer limit recalculated annually, the limit is raised to 4.5% per quarter (1.5% monthly). There are no percentage limits on transfers out of the Sub-accounts.

Appreciation or Interest Sweep.  If your Contract Value is at least $10,000, you can instruct us to automatically transfer earnings up to 10% each Contract Year from the Fidelity VIP Government Money Market Portfolio and earned interest up to 10% from the Symetra Fixed Account to the other Sub-accounts monthly, quarterly, or annually. Appreciation or interest sweep cannot be used to transfer money to the Symetra Fixed Account or to the Fidelity VIP Government Money Market Portfolio.

Sub-account Rebalancing.  After your money has been invested, the investment performance of the Sub-accounts may cause the percentage in each Sub-account to change from your original allocations. If your Contract Value is at least $10,000, you can instruct us to adjust your investment in the Sub-accounts to maintain a predetermined mix quarterly, semi-annually, or annually. Sub-account rebalancing can be used with dollar cost averaging and appreciation or interest sweep; however, it is not available for the Symetra Fixed Account. The $10,000 minimum Contract Value requirement is waived if a Symetra Life approved asset allocation program is currently being used for Sub-account rebalancing.

LIMITS ON EXCESSIVE TRANSFERS AND MARKET TIMING ACTIVITY
Effects of Excessive Transfers and Market Timing Activity.  The Contract and the Portfolios are not designed for excessive short-term trading or professional market timing, or for organizations or other persons that make large, or frequent transfers. Frequent transfers between and among the Sub-accounts may be disruptive to Portfolio management strategies by causing forced and unplanned Portfolio turnover, and increased trading and transaction costs. In addition, these activities may require a Portfolio to maintain liquid assets rather than investing them for growth, resulting in lost opportunity costs that must be indirectly borne by Contract owners. These disruptive activities may increase expenses and adversely affect Portfolio performance, thereby negatively impacting long-term Contract owners.

Detection and Deterrence.  Symetra Life discourages and does not accommodate frequent transfers or market timing activity. Due to the potential adverse consequences to Contract Owners, Portfolios, Portfolio shareholders, and the Separate Account, we have established certain policies and procedures to aid us in detecting and deterring Contract Owners that may be engaging in frequent trading and/or market timing activities. These policies and procedures may restrict or eliminate the right to make transfers among Sub-accounts if such trades are executed by you, a market timing firm or other third party authorized to initiate transfers or exchange transactions on your behalf.

In general, our market timing procedures detect market timing by identifying transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include Symetra Life approved investment strategies such as dollar-cost averaging, Sub-account rebalancing, and other approved systematic transactions, such as asset allocation programs, if available, when monitoring for market timing.

In general, we monitor for "roundtrip" transfers of the same Sub-account within a thirty-day period. We also monitor for “inter-Sub-account” transfers between any two Sub-accounts within a sixty-day period. The following transactions will generally be reviewed for market timing activity:
1.Any two roundtrip transfers in any rolling ninety-day period; and
2.Any four inter-Sub-account transfers occurring within a sixty-day period.

We will particularly scrutinize transactions involving those Sub-accounts that are subject to abuse by market timing strategies, such as those Portfolios that have an international investment profile. For example, if you transfer from American Century VP International Fund to Fidelity VIP Government Money Market Portfolio followed by a transfer from Fidelity VIP Government Money Market Portfolio to American Century VP International Fund within ten Business Days, we may conclude that you are engaging in market timing. We may aggregate transfers made in two or more Contracts that we believe are connected in applying the procedures we employ to deter market timing.

In addition, our procedures include reviewing trading volumes every day in each Sub-account offered in your Contract. We will note large or unusual trading volumes and determine if a pattern of frequent transfers is being made in particular Sub-accounts by particular Contract Owners.

If we conclude that market timing or other disruptive trading patterns are being transacted by you, we will limit you to one transfer in each 30-day period starting from the date of the transfer that we determined was a market timing transfer and continuing for six months thereafter. If, after the six-month limitation is lifted, the market timing activity resumes, we will limit you to one transfer in each 30-day period starting from the date of the transfer that we determined was a market timing transfer and continuing for twelve months thereafter. In addition, we will require you to submit transfer requests via U.S. mail during that 12-month period. If transfer instructions are inadvertently accepted from you after you have been identified as a market timer, we will reverse the transaction within one to two Business Days.

In our sole discretion, we may revise our procedures at any time without prior notice to better detect and deter market timing or other disruptive trading to comply with regulatory requirements and/or to impose additional or alternate restrictions such as imposing dollar or percentage limits on transfers or requiring transfers be submitted via U.S. mail. If we modify our procedures, they will be applied uniformly to all contract owners.

If a transfer request is rejected or your transfer privileges have been restricted for any reason, we will attempt to inform you or your authorized agent by phone the next Business Day. If we do not succeed in reaching you or your authorized agent by phone, we will send a letter to your address of record. Our policies regarding transfer restrictions and rejections are applied uniformly, and we do not make exceptions for particular Contract Owners.

We will use our best efforts to prevent market timing and other abusive trading practices, but the determination of whether market timing is occurring is subjective. We may not be able to detect all market timers or short-term traders, and we may not be able to prevent transfers by those we do detect. In addition, the terms of the Contract may also limit our ability to restrict or deter harmful transfers. If we are unable to detect or prevent market timing, the effect of such market timing may result in additional transaction costs for the Portfolios and dilution of long-term Sub-account owners’ returns. Thus, your Contract Value may be lower due to lower returns in your Sub-account investments.

Underlying Portfolio Frequent Trading Policies.  The Portfolio managers to whom we submit purchase and redemption orders may also detect large or unusual patterns of trades submitted by us on behalf of all our variable annuity contract owners and variable life policy owners. Those Portfolio managers may require us to investigate whether any of our contract owners are engaged in market timing or other similar activity and to cooperate with them to discourage such activity. If the Portfolio managers believe you are engaged in market timing activity they may block you from making transfers or purchases to their Portfolios. In addition, federal regulations may require us to provide individual transaction and Contract Owner information to the Portfolio managers when requested.

The Portfolios to which we submit purchase and redemption orders may adopt unique policies and procedures designed to deter excessive trading or market timing. Those policies and procedures, when applicable, are described in the prospectuses for each of the Portfolios available for investment by you. We have entered into a written agreement, as required by SEC regulation, with each underlying Portfolio or its principal underwriter. These agreements obligate us to promptly provide to the underlying Portfolio upon request certain information about the trading activity of individual Contract owners. The Portfolios may require us to execute their instructions to restrict or prohibit further purchases or transfers by specific Contract owners who violate the frequent trading policies established by the underlying Portfolio.

In cases of large or frequent transfers, the Portfolio managers or Symetra Life may reject trades that are determined to be detrimental to other Portfolio shareholders or violate the Portfolios’ policies and procedures. Therefore, we reserve the right to reject, without prior notice, any transfer request to a Sub-account if the Portfolio manager rejects such trade or the trade violates a Portfolio’s policies and procedures. If a Portfolio refuses to accept a transfer request we have already processed, we will reverse the transaction within one to two Business Days. We will notify you or your authorized agent in writing or by phone if your transfer has been rejected or reversed. We further reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading. You should read the prospectus of each Portfolio for more information about its ability to refuse or restrict purchases or redemptions of its shares and to impose redemption fees.

Omnibus Order.  Contract Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable Contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable Contracts. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of underlying Portfolio shares, as well as the owners of all of the variable annuity Contracts (or variable life policies), including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in frequent transfer activity, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying Portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.

ACCESS TO YOUR MONEY
Under your Contract, money may be accessed:

•by taking partial withdrawals during the Accumulation Phase;
•by surrendering your Contract during the Accumulation Phase;
•by taking repetitive withdrawals (described below);
•by taking a loan (403(b) Contracts only);
•by receiving payments during the Income Phase (see the Section titled “Annuity Payments”); or
•when a death benefit is paid to your Beneficiary (see the Section titled “Death Benefit”).

PARTIAL WITHDRAWALS
During the Accumulation Phase, you can make partial withdrawals from the Contract Value by writing to us at our Account Maintenance address. The withdrawal request must be accompanied with all the information we need to process it. Partial withdrawals must be at least $250 ($100 if withdrawals are made by electronic funds transfer), unless the Contract Value is less, in which case the entire Contract Value will be withdrawn. If you take a partial withdrawal, you must tell us from which investment options we are to take the withdrawal. If you do not provide us with instructions, we will take the withdrawal pro-rata from the Sub-accounts in which you are invested at the time of the partial withdrawal request. Once we receive your request, withdrawals from the Sub-accounts will be effective as of the next close of the NYSE. Partial withdrawals are payable within seven calendar days.

Withdrawals reduce your Contract Value by the amount of the requested withdrawal plus any applicable charges. A withdrawal may have a contingent deferred sales charge, a withdrawal charge, and, if you withdraw the entire Contract Value, an annual administration maintenance charge. There are situations where all or some of these charges don’t apply. See the Section titled “Charges and Expenses” for a discussion of the applicable charges. Withdrawals may be restricted or prohibited by the terms of qualified Contracts.

SURRENDERING YOUR CONTRACT
You can surrender your Contract for its Contract Value at any time before you begin to receive annuity payments. You may not surrender your Contract during the Income Phase. For a surrender to be effective, we must receive your written request at our Account Maintenance address. All benefits will terminate as of the date we receive the required information to process your surrender request. We will determine your surrender value as of the next close of the NYSE after we have received the required information to process your request. We will pay you the surrender value within seven calendar days.

The surrender value will be equal to your Contract Value minus any applicable contingent deferred sales charge, withdrawal charge, annual administration maintenance charge, and loan amount.

REPETITIVE WITHDRAWALS
Repetitive withdrawals allow you to automatically withdraw payments of a pre-determined dollar amount or fixed percentage of Contract Value that you request from a specified Sub-account monthly, quarterly, semi-annually or annually. The minimum amount for each withdrawal is $500, or the Contract Value if less. You may request repetitive withdrawals by completing the appropriate form and sending it to our Account Maintenance address. Repetitive withdrawals may be used to avoid tax penalties for premature withdrawals or to satisfy distribution requirements of certain retirement plans. To do this they must be a series of substantially equal withdrawals made at least annually and based on:

•your life expectancy; or
•the joint life expectancy of you and your Beneficiary.

You may begin repetitive withdrawals based on life expectancy by providing us with verification of age in order for us to calculate the monthly, quarterly, or annual withdrawal amount. We calculate the amount of a repetitive withdrawal based on life expectancy by dividing the Contract Value by the life expectancy of the Owner as determined by using the IRS single life table. If it is a joint life expectancy, then we divide the Contract Value by the life expectancy of the Owner and joint Owner (or Beneficiary) by the IRS joint life table.

Example One:  Assume that the Contract Value is equal to $100,000 and the Owner requests a repetitive withdrawal and is age 55. Based on the IRS single life table, the life expectancy of an Owner age 55 is 29.6 years. The first repetitive withdrawal amount is equal to $100,000 divided by 29.6 which equals an annual payment of $3,378.38.

Example Two:  Assume that in one year, when the Contract Owner is age 56, the Contract Value is equal to $101,453. The life expectancy of the Owner is 28.7 years. The repetitive withdrawal amount is equal to $101,453 divided by 28.7 which equals an annual payment of $3,534.95.

Repetitive withdrawals that are based on life expectancy may allow you to avoid the early withdrawal tax penalty of 10% that you would otherwise pay for taking withdrawals prior to age 59 1/2. If you take additional withdrawals or otherwise modify or stop these repetitive withdrawals, a withdrawal charge may apply and there may be tax consequences and penalties. You should talk to your tax professional for more information on taking repetitive withdrawals to avoid the 10% tax penalty. If you make repetitive withdrawals that are not based on life expectancy, the same restrictions, income taxes, and tax penalties that apply to random withdrawals also apply to repetitive withdrawals.

LOANS
Subject to your TSA employer’s plan, you may take a loan against your Contract Value. If permitted, you may request a loan from us using your Contract Value as the security for the loan if:

•your Contract is issued under Section 403(b) of the Code;
•you are permitted to take loans under the plan; and
•you do not have an existing loan in default status.

The amounts and terms of a loan may be subject to state restrictions, plan requirements, Section 72(p) of the Code, and our approval. You must complete our loan application and sign a loan agreement. Loans require that a minimum collateral balance is held in the Symetra Fixed Account. If necessary, we will transfer money from the Sub-accounts (as selected by you on your loan application) to the Symetra Fixed Account to reach the required minimum collateral balance. Any amounts borrowed under your Contract and any amounts transferred to the Symetra Fixed Account to satisfy the required minimum collateral balance will not participate in the investment experience of the Sub-accounts. We will also charge interest on the outstanding loan balance. The loan interest spread is 2.5%, which is the difference between the rate charged and the rate credited on loans under your Contract. We will not offer loans that will exceed a rate charged of 8%. If the interest charged will exceed 8%, we will not issue the loan. Loan repayments must be made at least quarterly, but may be made more frequently, if desired. Loan repayments made in addition to the regularly scheduled repayments will be applied first to the interest accrued since the last repayment and then to reduce principal.

If a loan is outstanding when you request a full annuitization of your Contract Value, we will subtract any outstanding loan amount from your Contract Value. The amount available to annuitize will be the Contract Value after the outstanding loan amount has been repaid.

If a loan is outstanding when you die, we will subtract any outstanding loan amount from the death benefit prior to making payment to your Beneficiary.

You should consult a tax professional and read your loan agreement before taking a loan. We reserve the right to stop issuing loans and will provide written notice if we exercise this right.

WITHDRAWAL RESTRICTIONS ON TSA CONTRACTS
Your right to make withdrawals or surrenders is subject to any restrictions imposed by applicable law or retirement plans.
There are certain restrictions imposed on withdrawals from Contracts used as funding vehicles for 403(b) retirement plans (“TSAs”). Withdrawals attributable to salary reduction contributions to TSAs for years after 1988 and any earnings accrued after 1988, cannot be taken out unless:

•you attain age 59 1/2;
•you leave your job;
•you die or become disabled as defined by the Code;
•the withdrawal is in connection with a qualifying birth or adoption;
•you experience a qualifying hardship (applies to contributions only);
•you divorce and a distribution to your former spouse is permitted under a Qualified Domestic Relations Order; or
•you are a member of the National Guard Reserves, are called to active duty and request a qualified reservist distribution.

Also, for 403(b) Contracts, amounts attributable to employer contributions that were made on or after January 1, 2009, are subject to restrictions on withdrawals specified in your employer’s 403(b) plan, in order to comply with tax regulations. Amounts transferred to a 403(b) Contract from other 403(b) Contracts or accounts are generally subject to the same restrictions on withdrawals applicable under the prior Contract or account.

In the case of all qualified Contracts, tax penalties may apply to withdrawals. There may also be restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made. However, these restrictions on withdrawals do not affect rollovers or transfers between certain retirement plans.

MINIMUM VALUE REQUIREMENTS
You must withdraw the entire amount out of an investment option if, after a withdrawal, the remaining value in the investment option would be less than $500. Similarly, you must withdraw the entire Contract Value and your Contract will terminate if, after a withdrawal, the remaining Contract Value would be less than the minimum, if any, stated in your Contract. However, negative investment performance alone will not cause a forced withdrawal. We may waive this minimum balance for Contracts issued in connection with employer sponsored retirement plans.

Withdrawals, including any deductions for charges, reduce the number of Accumulation Units and/or the value of the Symetra Fixed Account as well as the death benefit. Income taxes, tax penalties and certain restrictions may also apply. See the Section titled “Taxes.”

SIGNATURE GUARANTEES
As a protection against fraud, we require a signature guarantee for certain transaction requests. When required, we must receive the original signature guarantee and will not accept copies or faxes of the signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notary public cannot provide a signature guarantee. For more information on our signature guarantee requirements, please contact us.

TRANSACTION AUTHORITY
Certain transactions may be permitted by telephone and electronically on the Internet and may require that we have properly signed authorization for your Contract on record.  In addition, you may authorize someone else to make transactions by telephone, and if available on the Internet, on your behalf.  Symetra Life will not be liable for any failure to question or challenge such requests as long as there is a valid signed authorization on record at Symetra Life.  Transactions submitted by Internet will require certain identification information, such as a password or personal identification information.

Although we use reasonable procedures, including recording all telephone instructions and requiring certain personal identification information to prevent unauthorized account access, we cannot assure you that telephone or Internet activity will be completely secure or free of delays or malfunctions. If you choose to make transactions by telephone or Internet, you must be willing to assume the risk of loss that may occur despite our reasonable efforts to verify identity. We are not responsible for the negligence or wrongful acts of third parties.

TAXES
This section and additional information in the SAI discuss how federal income tax applies to annuities in general. This information is not complete and is not intended as tax advice. Tax laws and their interpretations are complex and subject to change. No attempt is made to discuss state or other tax laws. Symetra Life does not guarantee the tax treatment of any Contract or any transaction involving a Contract. You should consult a competent tax professional about your individual circumstances.

ANNUITY CONTRACTS IN GENERAL
Under the Code, you generally do not pay tax on Contract earnings until received. Different tax rules apply to Purchase Payments and distributions depending on how you take money out and whether your Contract is qualified or non-qualified.
Earnings for corporate owned Contracts and other Contracts not owned for the benefit of natural persons are generally taxed as ordinary income in the current year. Exceptions may apply. For example, Contracts by a trust which holds the Contract as an agent for a natural person, and Contracts held for qualified retirement plans may be able to defer tax on earnings until money is withdrawn from the Contract.

DEATH BENEFITS
Neither of the optional death benefits paid under the Contract to the Beneficiary will be tax-exempt life insurance benefits. The rules governing taxation of payments from an annuity Contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as lump sum or annuity payments. Estate or gift taxes may also apply.

QUALIFIED CONTRACTS
Contracts purchased as an IRA, Roth IRA, TSA, Roth TSA, 457, or other retirement plan, are referred to as qualified Contracts because they are qualified under the Code to provide tax deferral for retirement purposes. You do not have to purchase an annuity Contract to qualify for the tax deferral offered by these retirement plans. There may be other investment vehicles that can be purchased for your retirement plan. However, an annuity Contract has features and benefits other than tax deferral that may make it an appropriate investment for your retirement plan. If the Contract is purchased as part of your employer’s retirement plan, we are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult your tax professional regarding these features and benefits before you buy a qualified Contract.

Qualified Contracts are subject to special rules and limits on Purchase Payments and distributions that vary according to the type of retirement plan. Ineligible or excess contributions to certain retirement plans can result in substantial penalties and possible loss of the Contract’s or retirement plan’s qualified status. Tax penalties of 10% or more, may apply to certain distributions; for example if you are under age 59 1/2 or not disabled as defined by the Code. Temporary relief from these penalties may be available. Please see "Temporary Rules Under the CARES Act" below.

You may be able to make a direct transfer or rollover from other qualified plans and Contracts to this Contract. If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA.
Generally, qualified Contracts (except for Roth IRAs) are subject to lifetime required minimum distributions. For TSAs and 457 plans you must begin receiving required minimum distributions no later than April 1 of the year following the later of attainment of age 70 1/2 or the date you sever employment with the employer sponsoring the plan. For IRAs, you must begin receiving required minimum distributions by April 1 of the year following the year in which you reach age 70 1/2. There may be substantial penalties if you fail to take required minimum distributions. Distributions from a Roth IRA may be deferred until the death of the Owner.

The Setting Every Community Up for Retirement Enhancement Act of 2019 (the “Secure Act”) increases the beginning date for required minimum distributions from 70 ½ to 72. This change only applies if you will attain age 70 1/2 on or after January 1, 2020. All other requirements for the timing and calculation of required minimum distributions remain the same. If you reached the age of 70 ½ prior to January 1, 2020, you are still required to use age 70 ½ as the beginning date for required minimum distributions.

A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax professional before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. SEP IRAs and SIMPLE IRAs are subject to different rules.

Furthermore, under final regulations issued by the Internal Revenue Service (“IRS”), the value of “other benefits” provided under qualified annuity Contracts are included for purposes of calculating required minimum distributions. These other benefits include the value of any guaranteed minimum death benefits provided under your Contract. These benefits will be considered in calculating required minimum distributions and do impact the amount of your required minimum distribution. If you are purchasing a qualified Contract, you should consult a tax professional.

To the extent Purchase Payments have a zero cost basis (were made with pre-tax dollars), distributions will be taxed as ordinary income. Under some circumstances, you may be able to make “after-tax” Purchase Payments and distributions will be allocated between the "after-tax" payments and earnings and only the portion representing earnings will be taxed. In some cases, you must satisfy retirement plan or Code requirements before you take money out. For example, the Code restricts certain withdrawals from TSAs.

When this Contract is issued in connection with a qualified plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, you are cautioned that the rights of any person to benefits under the retirement plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contract. In addition, we will not be bound by the terms and conditions of a retirement plan to the extent such terms and conditions contradict the Contract, unless we consent.

TEMPORARY RELIEF UNDER THE CARES ACT
The Coronavirus Aid, Relief and Economic Security (CARES) Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived. Similar penalties are imposed on premature distributions from qualified annuity Contracts. You should consult a competent tax and/or legal professional for more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, and before taking or failing to take any actions related to the CARES Act.

DISTRIBUTIONS AT DEATH - QUALIFIED CONTRACTS
The Secure Act provides that in order to be treated as an annuity Contract for tax purposes, a qualified Contract must provide for owners who die after January 1, 2020 that any designated beneficiary who is not an “eligible designated beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. This rule applies regardless of whether required minimum distributions have begun. Eligible designated beneficiaries can withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible designated beneficiaries include (1) the surviving spouse of the owner; (2) a child who has not reached majority (any remaining portion of the account value must be distributed within 10 years after the date the child reaches majority); (3) a disabled beneficiary; (d) a chronically ill individual; and (e) any individual not described above who is not more than 10 years younger than the employee.

TAX SHELTERED ANNUITIES - 403(b) CONTRACTS
TSAs are available to eligible employees of public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includable in the gross income of the employees until the employees receive distributions from the Contracts. Effective on January 1, 2009, Department of Treasury 403(b) regulations went into effect. The regulations generally require employers offering 403(b) plans to maintain those plans pursuant to a written plan document and to coordinate administration of the various Contracts funding such plans. Depending on the employer’s written plan, there may be restrictions on the availability of loans, distributions, transfers and exchanges. Purchase Payments made on a Contract may be subject to FICA (social security) tax.

If your Contract is issued pursuant to a 403(b) plan, we generally are required to confirm with your 403(b) plan sponsor that your Purchase Payments to, or surrender, withdrawals, transfers or loans from your Contract comply with applicable tax requirements before we process those transactions and to decline Purchase Payments or requests that are not in compliance. These transactions cannot be processed until all information required under the tax law is received. By directing Purchase Payments to the Contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the Contract, and any other 403(b) Contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

As a general matter, all Contracts that have received plan contributions after 2004 are required to be included in the 403(b) written plan and subject to your employer’s administration. The rules are complex, and this discussion is not intended as tax advice. The IRS continues to issue guidance and clarification regarding the rules. Some rules may be subject to different interpretations. You should consult your own tax professional or your employer to discuss the regulations.

WITHDRAWALS FROM ROTH IRAS AND ROTH TSAS
Qualified distributions from Roth IRA and Roth TSA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA or Roth TSA for at least five years and, in addition, that the distribution is made after the individual reaches age 59 1/2, on account of the individual’s death or disability, or, for Roth IRAs only, as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

WITHDRAWALS FOR INVESTMENT ADVISOR FEES
The IRS has held in private letter rulings that the payment of investment advisor fees from a non-qualified annuity Contract or a tax-qualified Contract need not be considered a distribution for income tax purposes if certain requirements are met. You should consult a competent tax professional for details.

OPTIONAL BENEFIT RIDERS - NON-QUALIFIED CONTRACTS
It is possible that the IRS may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax professional prior to selecting any optional benefit under the Contract.

NON-QUALIFIED CONTRACTS
Contracts purchased with after-tax money and not part of an IRA, Roth IRA, TSA, Roth TSA, 457, or other retirement plan, are referred to as non-qualified Contracts and receive different tax treatment than qualified Contracts. Individuals may purchase non-qualified annuity Contracts without any Purchase Payment limits imposed under the Code. Your cost basis equals the total amount of the after-tax Purchase Payments remaining in the Contract. Under the Code, you generally do not pay tax on Contract earnings until received.

The Code generally treats distributions as coming first from earnings (also referred to in the Code as “income on the Contract”) and then from Purchase Payments. If the Contract Value exceeds the aggregate Purchase Payments made to the Contract, any amount withdrawn will generally be treated as coming first from income on the Contract and then, only after the income portion is exhausted, as coming from Purchase Payments. Full surrenders are treated as taxable income to the extent the amount received exceeds the investment in the Contract.

Non-qualified deferred annuity Contracts issued by the same insurer to the same Owner in the same year are treated as one Contract for tax purposes. Distributions from non-qualified Contracts are taxed as ordinary income to the extent they are attributable to earnings. Since you have already been taxed on the cost basis, distributions attributable to Purchase Payments are generally not taxed.

Under Revenue Ruling 61-201, an ordinary loss deduction may be available upon the full surrender of a Contract if the proceeds of the surrender are less than the investment in the Contract. However, the deduction will be subject to the limitation on itemized deductions. You should consult your tax professional before deducting any loss resulting from the surrender of a non-qualified annuity Contract.

In addition to ordinary income tax, withdrawals from the Contract may be subject to a ten percent (10%) penalty applied to the income portion of any premature withdrawals. The penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) as a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; or (e) which are allocable to Purchase Payments made prior to August 14, 1982. With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed but for the exception, plus interest for the tax years in which the exception was used.
If the Contract’s Income Phase occurs at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, gains under the Contract could be currently includable in your income.

DISTRIBUTIONS AT DEATH - NON-QUALIFIED CONTRACTS
In order to be treated as an annuity Contract for tax purposes, a non-qualified Contract must provide that:

1.If the Owner dies before annuity payments begin, the entire interest in the Contract must be distributed within five years after the date of the Owner’s death. If payable to a designated beneficiary, the distributions may be paid over the life or life expectancy of that designated beneficiary, so long as the payouts begin within one year of the Owner’s death. If the sole designated beneficiary is the spouse of the Owner, the Contract may be continued in the name of the spouse as Owner; or

2.If the Owner dies on or after annuity payments begin, the remainder of any interest in the Contract must be distributed at least as rapidly as that provided for in the method in effect on the date of death.

If the Owner is not a natural person, then for purposes of these distribution rules, the Primary Annuitant is considered the Owner. In addition, when the Owner is not a natural person, a change in the Annuitant is treated as the death of the Owner.

TAXATION OF ANNUITY PAYMENTS
Although tax consequences may vary depending on the payout option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your after-tax investment in the Contract.

For qualified Contracts, the after-tax investment may be zero. The exclusion ratio is determined when annuity payments start. It is applied to each annuity payment over the expected stream of annuity payments, so that each annuity payment is taxable in part and tax-free in part. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

EFFECT OF CIVIL UNIONS AND DOMESTIC PARTNERSHIPS
For non-qualified and qualified annuities, there may be certain distribution options or elections available under federal tax law to beneficiaries who are “spouses” as defined under federal tax law. For federal tax law purposes, a "spouse" is a person recognized as a "spouse" in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under the state's law. Accordingly, these same options are not available to surviving beneficiaries who are “civil union partners,” “domestic partners” or other similar relationships as recognized under the laws of certain states. The administration of spousal rights and the related tax reporting for the Contract will be done in a manner consistent with federal tax law requirements. The rights and benefits of civil union, domestic partnerships and other similar relationships under federal law are complex. Therefore, you should contact an attorney to discuss the availability of options and elections available to your surviving partner.

EXCHANGES
Generally you can exchange one non-qualified Contract for another in a tax-free exchange under Section 1035 of the Code. In addition, if your Contract is a qualified Contract, then it will generally qualify as a tax free rollover or transfer.
Beginning in 2015, you can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. The limit will apply by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. Trustee-to-trustee transfers between IRAs and rollovers from traditional to Roth IRAs are not limited.

If you exchanged part of an existing Contract for this Contract, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either Contract, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a taxable withdrawal from the existing Contract and then purchased this Contract. Subject to certain exceptions, some or all of the amount exchanged into this Contract could be includible in your income and subject to the 10% tax described in the “Non-Qualified Contracts” section of this prospectus.

If you are considering a partial exchange of an annuity Contract, you should consider the conditions described by Revenue Procedure 2011-38, effective for transfers that are completed on or after October 24, 2011. Under Revenue Procedure 2011-38: (1) the period of time after which cash can be withdrawn from either Contract is 180 days beginning on the date of the transfer and (2) annuity payments that satisfy the newly enacted partial annuitization rule under Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new Contract. We do not allow partial annuitizations for this Contract.

In a private letter ruling, the IRS allowed the beneficiary of a series of several fixed and variable non-qualified inherited annuities to complete an exchange under Section 1035 of the Code of those Contracts into a new variable annuity so long as the technical requirements for the exchange under Section 1035 of the Code were honored, and the beneficiary committed to taking post-death distributions from the new annuity at least as rapidly as were occurring under the old Contract. Private letter rulings only apply to the taxpayer who requested the ruling, therefore, a beneficiary contemplating an exchange under Section 1035 of the Code of an inherited annuity Contract should consult with their tax professional.

Before making an exchange, you should compare both Contracts carefully. You may have to pay a surrender charge on your existing annuity Contract; other charges may be higher (or lower) and the benefits may be different. You should not make an exchange unless you determine, after knowing all the facts, that the exchange is in your best interest.

A transfer or assignment of ownership of a Contract, the designation of an Annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed here. An Owner contemplating any such transfer, assignment or exchange, should consult a tax professional as to the tax consequences.

DIVERSIFICATION/OWNERSHIP
Non-qualified variable annuity Contracts are treated as annuities for tax purposes and receive tax deferral as long as the Sub-accounts meet diversification standards set by the Code and applicable regulations. This favorable tax treatment allows you to select and make transfers among Sub-accounts without paying income tax until you take money out.

The diversification standards generally require each Sub-account to meet certain investment tests so that the concentration of the Portfolio’s underlying investments does not exceed certain percentages. The diversification requirements do not apply to IRA annuities or annuities issued to other qualified plans. If a Sub-account failed to comply with these diversification requirements, a non-qualified Contract would not be treated as an annuity for federal income tax purposes and the Owner would be currently taxed on the excess of the Contract Value over the investment in the Contract. We intend that the Portfolios of the corresponding Sub-accounts offered under the Contract be managed to comply with existing diversification standards. However, you bear the risk that the non-qualified Contract could be disqualified as an annuity due to the failure of a Portfolio or Sub-account to be deemed to be adequately diversified.

In certain circumstances, a variable contract owner may be considered the owner of the assets of a segregated account, such as the Separate Account, if the IRS deems the owner to possess “ownership” in those assets, such as the ability to exercise investment control over the assets. If the contract owner is deemed to have "investor control" over the underlying Portfolios, then the contract owner will be taxed currently on income and recognized gains under the Contract. Under this Contract, you have the option to invest in a number of Sub-accounts. To date, neither Treasury Regulations nor the Code give specific guidance as to the circumstances under which your Contract might lose its tax favored status as an annuity because of the number and type of Sub-accounts you can select from, and the extent to which you can make transfers. If issued, such guidance could be applied either prospectively or retroactively and result in you being treated as the Owner of the Separate Account investments, thereby resulting in the loss of the favorable tax treatment as an annuity Contract. The IRS issued Revenue Ruling 2003-91, which provides a safe harbor whereby the owner of a variable Contract will not be treated as the owner of the underlying assets, and up to 20 investment options and 12 free transfers per year are allowed. Due to the uncertainty in this area, we reserve the right to modify the Contract in an attempt to maintain favorable tax treatment. However, there is no assurance that such modifications would be successful.

TAX WITHHOLDING
Generally, federal income tax is withheld from the taxable portion of withdrawals at a rate of 10%. Withholding on periodic payments as defined by the Code is at the same rate as wages. Typically, you may elect not to have income taxes withheld or to have withholding done at a different rate. Certain “eligible rollover distributions” from qualified retirement 403(b) and governmental 457 plans, which are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. For this purpose, an eligible rollover distribution is any distribution to an employee from such a plan, except (i) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary; (ii) distributions for a specified period of 10 years or more; (iii) distributions which are required minimum distributions; (iv) the portion of distributions not includable in gross income (i.e. returns of after-tax contributions); (v) hardship distributions; or (vi) corrective distributions. It also does not apply if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or TSA or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse Beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover. Special withholding rules apply to United States citizens residing outside the United States and to non-resident aliens. You should consult your own tax counsel or other tax professional regarding income tax withholding.

FEDERAL ESTATE TAXES
While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity Contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning professional for more information.

GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

AMERICAN TAXPAYER RELIEF ACT OF 2012
The American Taxpayer Relief Act: (1) permanently provides for a maximum federal estate tax rate, gift tax rate and generation skipping transfer tax rate of 40% with an inflation-adjusted $5 million lifetime unified estate and gift tax exclusion and a $5 million generation skipping transfer exclusion; (2) makes permanent “portability” between spouses which allows the estate of a decedent who is survived by a spouse to permit the surviving spouse to use the decedent’s unused $5 million lifetime exclusion; and (3) extends a number of generation skipping transfer provisions. The Tax Cuts and Jobs Act temporarily doubles the exemption amount, indexed for inflation, for estate, gift and generation-skipping taxes from the $5 million base set in 2011, to a new $10 million base, good for years 2018 through 2025.

MEDICARE TAX
Distributions from non-qualified annuity Contracts will be considered “investment income” for purposes of the 3.8% Medicare tax on investment income. Thus, in certain circumstances, this tax will be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax professional for more information.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from annuity Contracts at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes that may be imposed by your country of citizenship or residence. You should consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity Contract purchase.

FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

OTHER INFORMATION
DISTRIBUTION (PRINCIPAL UNDERWRITER)
The Contracts are no longer for sale. While the Contracts were offered for sale, they were distributed by Symetra Securities, Inc. (“SSI”) and sold by individuals who, in addition to being licensed to sell variable annuity Contracts for Symetra Life, were also registered representatives of broker-dealers who entered into a sales agreement with SSI and Symetra Life. SSI is an affiliate of Symetra Life and is located at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004. It is registered as a broker-dealer with the SEC under the Securities Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). No amounts are retained by SSI for acting as principal underwriter for Symetra Life variable products.

While the Contracts were offered for sale, we may have Contracted with firms to act as wholesalers for us and assist us in offering and selling our Contracts to broker-dealers and their registered representatives. Wholesalers may also be called “independent marketing organizations” and provide training, marketing and other sales-related functions. Wholesalers may also provide administrative services to us in connection with the Contracts. Wholesalers may be paid commissions and overrides.
To the extent permitted by FINRA rules, promotional incentives or payments may have been provided to broker-dealers and wholesalers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may have been made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

These additional incentives or payments are calculated in different ways and are not offered to all broker-dealer firms. They may be based on assets under management, Purchase Payments received, or other criteria. These additional incentives or payments could create an incentive for your registered representative, and the broker-dealer with which they are associated to recommend products that pay them more than others. You should only exchange a variable annuity Contract for a new one if you determine, after comparing the features, fees and risks of both Contracts, that it is in your best interest to purchase a new Contract rather than continue to own the existing Contract.

This Contract does not assess a front-end sales charge. You indirectly pay for commissions and other sales expenses primarily, but not exclusively, through: the contingent deferred sales charge; the mortality and expense risk charge; and investment earnings on amounts allocated under the Contract to the Symetra Fixed Account. We may also pay for sales and distribution expenses out of any payments we receive from the underlying Portfolios for providing administrative, distribution and other services to the Portfolios.

COMPENSATION WE RECEIVE FROM PORTFOLIOS
We have agreements with each of the Portfolio advisors or their affiliates that describe the administrative practices and responsibilities of the parties. We receive compensation from some or all of the Portfolios or their investment advisors, administrators, and/or distributors (or their affiliates) in connection with administrative or other services provided with respect to the Portfolios. We may use this compensation for any purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the Contract. We also receive this compensation for providing services to Contract Owners invested in the Portfolios on behalf of the Portfolios. The amounts we receive, if any, may be different for different Portfolios, and usually depend on how much we have invested in the applicable Portfolio. The compensation amount is typically determined by multiplying a specified annual percentage rate by the average net assets held in that Portfolio for the variable annuity Contracts and variable life insurance policies issued by us that offer that particular Portfolio. Currently, the maximum percentage rate we receive for any Portfolio offered under this Contract is 0.30%. Some advisors may pay us less; some do not pay us any such compensation.

The compensation we receive is paid by the advisor or its affiliate out of profits which may include fees the advisor deducted from fund assets or from the advisor’s (or its affiliate’s) other sources of revenue. You will bear the costs of these fees indirectly through your investment in the Sub-accounts that invest in these Portfolios. You may obtain a list of such fees that we receive by contacting us at our Account Maintenance address. The compensation that we receive may be significant and we may profit from this compensation.

In addition, some of the Portfolios may make payments to us or our affiliates pursuant to a distribution and/or servicing plan adopted by the Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fees are for distribution and/or servicing that we perform on behalf of the Portfolios. Such distribution and/or servicing fee is disclosed in the prospectus for each Portfolio and is paid directly out of Portfolio assets. Currently, the maximum percentage rate we receive for any Portfolio is 0.25%. Some advisors may pay us less; some do not pay us any such compensation.

When determining which Portfolios to offer in our variable Contracts, we consider the Portfolios’ name recognition, investment objective, performance, and reputation. We also consider the amount of compensation that we receive from the Portfolios, their advisors, or their distributors. We review our Portfolios periodically. Based upon our review, we may remove or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Portfolio if the Portfolio no longer meets one or more of the criteria. We do not recommend any particular Portfolio, and we do not provide investment advice.

Although the compensation we receive may be used indirectly for distribution of the Contracts, compensation for selling the Contracts is set by Symetra Life and paid directly by us to the broker-dealer selling you this Contract.

REPORTS TO OWNERS
We will send you an immediate confirmation of certain non-systematic transactions, such as Purchase Payments made, loans, loan repayments, withdrawals, transfers among Sub-accounts, death benefit payments and any changes to your Sub-account allocations. We will also send you a quarterly statement which will show (as of quarter end), any purchase and sale transactions, your current Sub-account allocations, and any earnings or losses for the quarter. The quarterly statement will also include confirmations of your transactions under scheduled transfer options such as Dollar Cost Averaging, Appreciation or Interest Sweep, and Sub-account Rebalancing. Your fourth quarter statement will contain annual information about your Contract Value and transactions. On request, we will send you a current statement with the information described above.

AMENDMENTS TO THE CONTRACT
We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

LEGAL PROCEEDINGS
There are no legal proceedings to which the Separate Account or SSI is a party. In the ordinary course of business, Symetra Life is engaged in various kinds of litigation, including class action and other lawsuits, or in arbitration. In some class action and other lawsuits involving insurance companies and other financial service providers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time it appears that there are no pending or threatened lawsuits that are likely to have a material adverse effect on the Separate Account, on Symetra Life’s ability to meet its obligations under the Contract, or on SSI’s ability to perform under its principal underwriting agreement.

RIGHT TO SUSPEND ANNUITY PAYMENTS, TRANSFERS, OR WITHDRAWALS
We may be required to suspend or postpone payment of annuity payments, transfers, or withdrawals from the Sub-accounts for any period of time when:

•the NYSE is closed (other than customary weekend or holiday closings);
•trading on the NYSE is restricted;
•an emergency exists such that disposal of or determination of the value of the Sub-account shares is not reasonably practicable; or
•the SEC, by order, so permits for your protection.

Additionally, we reserve the right to defer payment of transfers or withdrawals from the Symetra Fixed Account for the period permitted by law, but not for more than six months.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” your Contract. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under an annuity payment option. We may also be required to provide additional information about you or your Contract to government regulators.

FINANCIAL STATEMENTS
The financial statements of Symetra Life Insurance Company and Symetra Separate Account C are included in the Statement of Additional Information.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
General Information and History
Non-Principal Risks
Services
Underwriter
Additional Tax Information
Annuity Provisions
Financial Statements

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.symetra.com. You can also request this information at no cost by calling 1-800-796-3872 or by sending an email request to ________________.

The current expense and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Updated performance information is available at www.symetra.com or by calling 1-800-796-3872.

We do not guarantee that each Portfolio will always be available for investment through the Contract.

TYPE	FUND NAME AND ADVISOR	CURRENT EXPENSES (As of 12/31/2020)	AVERAGE ANNUAL TOTAL RETURN * (As of 12/31/2020)
			1 Year	5 Year	10 Year
American Century VP Balanced Fund Class I American Century Investment Management, Inc.
American Century VP Inflation Protection Fund Class II American Century Investment Management, Inc.
American Century VP International Fund Class I American Century Investment Management, Inc.
American Century VP Large Company Value Fund Class II American Century Investment Management, Inc.
American Century VP Ultra® Fund Class I (1) (2) American Century Investment Management, Inc.
American Century VP Ultra® Fund Class II (2) American Century Investment Management, Inc.
American Century VP Value Fund Class I American Century Investment
BNY Mellon Investment Portfolios - MidCap Stock Portfolio – Initial Shares (3) BNY Mellon Investment Advisors, Inc.
BNY Mellon Investment Portfolios - Technology Growth Portfolio - Initial Shares BNY Mellon Investment Advisors, Inc.
BNY Mellon Stock Index Fund, Inc. - Service Shares BNY Mellon Investment Advisors, Inc. Mellon Investments Corporation is the fund's index fund manager.
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares BNY Mellon Investment Advisors, Inc.
BNY Mellon Variable Investment Fund - Appreciation Portfolio – Initial Shares (4) BNY Mellon Investment Advisors, Inc. Sub-advised by Fayez Sarofim & Co.
Calvert VP EAFE International Index Portfolio Class F Calvert Research and Management
Calvert VP Investment Grade Bond Index Portfolio Class I Calvert Research and Management Sub-advised by Ameritas Investment Partners, Inc.

TYPE	FUND NAME AND ADVISOR	CURRENT EXPENSES (As of 12/31/2020)	AVERAGE ANNUAL TOTAL RETURN * (As of 12/31/2020)
			1 Year	5 Year	10 Year
Calvert VP Nasdaq 100 Index Portfolio Class I Calvert Research and Management Sub-advised by Ameritas Investment Partners, Inc.
Calvert VP Russell 2000 Small Cap Index Portfolio Class F Calvert Research and Management Sub-advised by Ameritas Investment Partners, Inc.
Calvert VP S&P MidCap 400 Index Portfolio Class F Calvert Research and Management Sub-advised by Ameritas Investment Partners, Inc.
Calvert VP SRI Balanced Portfolio Class I Calvert Research and Management
DWS Capital Growth VIP - Class B DWS Investment Management Americas, Inc.
DWS CROCI® International VIP - Class A DWS Investment Management Americas, Inc.
DWS Global Income Builder VIP - Class A (5) DWS Investment Management Americas, Inc.
DWS Global Small Cap VIP - Class B DWS Investment Management Americas, Inc.
DWS International Growth VIP - Class B DWS Investment Management Americas Inc.
Federated Hermes High Income Bond Fund II – Primary Shares (4) Federated Investment Management Company

Federated Hermes Managed Volatility Fund II - Primary Shares (3)
Federated Global Investment Management Corp. ("Fed Global") Federated Investment Management Company ("FIMCO") and Federated Equity Management Company of Pennsylvania ("FEMCOPA")

Fidelity® VIP Asset Manager Portfolio - Initial Class (3) (6)
Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP ContrafundSM Portfolio - Initial Class (6)
Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Equity-Income PortfolioSM - Initial Class (6)
Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2 (6) FMR Co., Inc. (FMRC) an affiliate of Fidelity Management & Research Company (FMR) is the fund's manager.
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2 (6) FMR Co., Inc. (FMRC) an affiliate of Fidelity Management & Research Company (FMR) is the fund's manager.
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2 (6) FMR Co., Inc. (FMRC) an affiliate of Fidelity Management & Research Company (FMR) is the fund's manager.

TYPE	FUND NAME AND ADVISOR	CURRENT EXPENSES (As of 12/31/2020)	AVERAGE ANNUAL TOTAL RETURN * (As of 12/31/2020)
			1 Year	5 Year	10 Year
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2 (6) FMR Co., Inc. (FMRC) an affiliate of Fidelity Management & Research Company (FMR) is the fund's manager.
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2 (6) FMR Co., Inc. (FMRC) an affiliate of Fidelity Management & Research Company (FMR) is the fund's manager.
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2 (6) FMR Co., Inc. (FMRC) an affiliate of Fidelity Management & Research Company (FMR) is the fund's manager.

Fidelity® VIP Government Money Market Portfolio - Service Class 2 (6)
Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investment Money Management, Inc. (FIMM) and other investment advisers serve as sub- advisers for the fund.

Fidelity® VIP Growth Opportunities Portfolio - Initial Class (5)
Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM),
FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Growth Portfolio – Initial Class (4)
Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Growth & Income Portfolio - Initial Class (6)
Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Mid Cap Portfolio - Service Class 2 (6)
Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Overseas Portfolio - Service Class 2 (6)
Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC), FMR Investment Management (UK) Limited (FMR UK) and other investment advisers serve as sub-advisers for the fund.

Franklin Allocation VIP Fund - Class 2 Franklin Advisers, Inc.
Franklin Flex Cap Growth VIP Fund - Class 2 Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2 Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 2 Franklin Mutual Advisers, LLC

TYPE	FUND NAME AND ADVISOR	CURRENT EXPENSES (As of 12/31/2020)	AVERAGE ANNUAL TOTAL RETURN * (As of 12/31/2020)
			1 Year	5 Year	10 Year
Franklin Small-Mid Cap Growth VIP Fund - Class 2 Franklin Advisers, Inc.
Franklin U.S. Government Securities VIP Fund - Class 2 Franklin Advisers, Inc.
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II (7) (8) Invesco Advisers, Inc.
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series I (7) Invesco Advisers, Inc.
Invesco V.I. American Franchise Fund - Series I (4) (7)( Invesco Advisers, Inc.
Invesco V.I. American Franchise Fund - Series II Invesco Advisers, Inc.
Invesco V.I. Global Real Estate Fund - Series I (4) Invesco Advisers, Inc. Sub-advised by Invesco Asset Management Limited
Invesco V.I. Health Care Fund - Series I (3) Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I (3) (7)( Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II (7)( Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series II Invesco Advisers, Inc.
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 (5) J.P. Morgan Investment Management Inc.
Morningstar Aggressive Growth ETF Asset Allocation Portfolio - Class II ALPS Advisors, Inc. Sub-Advised by Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio - Class II ALPS Advisors, Inc. Sub-Advised by Morningstar Investment Management LLC
Morningstar Conservative ETF Asset Allocation Portfolio - Class II ALPS Advisors, Inc. Sub-Advised by Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio - Class II ALPS Advisors, Inc. Sub-Advised by Morningstar Investment Management LLC

TYPE	FUND NAME AND ADVISOR	CURRENT EXPENSES (As of 12/31/2020)	AVERAGE ANNUAL TOTAL RETURN * (As of 12/31/2020)
			1 Year	5 Year	10 Year
Morningstar Income and Growth ETF Asset Allocation Portfolio - Class II ALPS Advisors, Inc. Sub-Advised by Morningstar Investment Management LLC
Neuberger Berman AMT Mid Cap Growth Portfolio - Class S Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - Class S Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Sustainable Equity Portfolio - Class S Neuberger Berman Investment Advisers LLC
PIMCO All Asset Portfolio - Advisor Class Pacific Investment Management Company LLC Sub-advised by Research Affiliates LLC
PIMCO CommodityRealReturn® Strategy Portfolio - Administrative Class Pacific Investment Management Company LLC
Pioneer Bond VCT Portfolio - Class I (9) Amundi Pioneer Asset Management, Inc.
Pioneer Equity Income VCT Portfolio - Class II Amundi Pioneer Asset Management, Inc.
Pioneer Fund VCT Portfolio - Class I (9) Amundi Pioneer Asset Management, Inc.
Pioneer High Yield VCT Portfolio - Class II Amundi Pioneer Asset Management, Inc.
Pioneer Mid Cap Value VCT Portfolio - Class I (9) Amundi Pioneer Asset Management, Inc.
Pioneer Real Estate Shares VCT Portfolio - Class II Amundi Pioneer Asset Management, Inc.
Pioneer Select Mid Cap Growth VCT Portfolio - Class I (9) Amundi Pioneer Asset Management, Inc.
Pioneer Strategic Income VCT Portfolio - Class II Amundi Pioneer Asset Management, Inc.
Templeton Developing Markets VIP Fund - Class 2 Templeton Asset Management Ltd.
Templeton Global Bond VIP Fund - Class 2 Franklin Advisers, Inc.
Templeton Growth VIP Fund - Class 2 Templeton Global Advisors Limited

TYPE	FUND NAME AND ADVISOR	CURRENT EXPENSES (As of 12/31/2020)	AVERAGE ANNUAL TOTAL RETURN * (As of 12/31/2020)
			1 Year	5 Year	10 Year
Voya Global High Dividend Low Volatility Portfolio Class S (3) Voya Investments, LLC
VY® JPMorgan Emerging Markets Equity Portfolio Class I (10) Voya Investments, LLC

We do not guarantee that each Portfolio will be available for investment through the Contract.

1.This portfolio is only available if you have continuously invested in it since March 15, 2007
2.Class II shares of the American Century VP Ultra® Fund are available to all Contract Owners under this Contract. If Class I and Class II shares of the American Century VP Ultra® Fund are available to a Contract Owner, we will allocate investments to the Class I fund
3.This portfolio is only available if you have continuously invested in it since April 28, 2005
4.This portfolio is only available if you have continuously invested in it since April 30, 2006
5.This portfolio is only available if you have continuously invested in it since April 30, 2003
6.Fidelity, the Fidelity Investments Logo, Contrafund, Equity Income, FundsManager, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom Income Portfolio are registered service marks of FMR LLC.  Used with permission.
7.Series II shares of the Portfolios are available to all Contract Owners under this Contract. If Series I and Series II shares of the Portfolio are available to a Contract Owner, we will allocate investments to the Series I fund
8.This portfolio is only available if you have continuously invested in it since March 14, 2006
9.This portfolio is only available if you have continuously invested in it since November 30, 2004
10.This portfolio is only available if you have continuously invested in it since April 30, 2000

APPENDIX B: CALCULATION OF BASIC DEATH BENEFIT, GMDB-ANNUAL RESET, AND EEB OPTIONAL DEATH BENEFIT
CALCULATION OF BASIC DEATH BENEFIT
EXAMPLE 1:
Assume that the Contract is purchased with an initial Purchase Payment of $24,000 and no subsequent Purchase Payments are made to the Contract. Assume that there have been no withdrawals made during the life of the Contract and the Contract is currently in year 5. On the day we calculate the death benefit, the Contract Value is $45,000.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$45,000

Total amount of Purchase Payments (initial Purchase Payment of $24,000)	=	$24,000

Initial guaranteed minimum death benefit (purchase payment)	=	$24,000

TOTAL DEATH BENEFIT Equals the Contract Value on the date we calculate the benefit	=	$45,000
EXAMPLE 2:
Assume that the Contract is purchased with an initial Purchase Payment of $24,000 and no subsequent Purchase Payments are made to the Contract. Assume that there have been no withdrawals made during the life of the Contract and the Contract is currently in year 10. On the day we calculate the death benefit, the Contract Value is $45,000.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$45,000

Total amount of Purchase Payments (initial Purchase Payment of $24,000)	=	$24,000

Initial guaranteed minimum death benefit (purchase payment)	=	$24,000

Contract Value on the 8th contract anniversary	=	$46,000

“Stepped-up” Guaranteed Minimum Death benefit	=	$46,000

TOTAL DEATH BENEFIT Equals the “Stepped-up” Guaranteed Minimum Death Benefit	=	$46,000

EXAMPLE 3:
Assume that the Contract is purchased with an initial Purchase Payment of $24,000. Assume there is a $21,000 subsequent Purchase Payment made to the contract. Assume that there have been no withdrawals made during the life of the Contract and the Contract is currently in year 7. On the day we calculate the death benefit, the Contract Value is $40,000.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$40,000

Total amount of Purchase Payments (initial Purchase Payment of $24,000 + Subsequent Purchase Payment of $21,000)	=	$45,000

Guaranteed minimum death benefit (total purchase payments)	=	$45,000

TOTAL DEATH BENEFIT Equals the Guaranteed minimum death benefit on the date we calculate the benefit	=	$45,000
EXAMPLE 4:
Assume that the Contract is purchased with an initial Purchase Payment of $24,000. Assume there is a $21,000 subsequent Purchase Payment made to the contract. Assume that there is a $10,000 withdrawal made during the life of the Contract and the Contract is currently in year 10. On the day we calculate the death benefit, the Contract Value is $115,000.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$115,000

Total amount of Purchase Payments ($24,000 + $21,000)	=	$45,000

Withdrawals	=	-$10,000

Guaranteed Minimum Death Benefit (total Purchase Payments less proportional withdrawals) Contract Value after withdrawals ($37,000) / Contract Value prior to withdrawal ($47,000) = .7872 Initial Guaranteed Minimum Death benefit ($45,000) x .7872 = $35,424	=	$35,424

Contract Value on 8th contract anniversary	=	$90,000

“Stepped-up” Guaranteed Minimum Death Benefit	=	$90,000

TOTAL DEATH BENEFIT Equals the Contract Value on the date we calculate the benefit	=	$115,000

CALCULATION OF DEATH BENEFIT UNDER GMDB-ANNUAL RESET RIDER
Each example assumes that the EEB Rider was not elected.
EXAMPLE 1:
Assume that the Contract is purchased with an initial Purchase Payment of $24,000 and no subsequent Purchase Payments are made to the Contract. Assume that there have been no withdrawals made during the life of the Contract and the Contract is currently in year 3. On the day we calculate the death benefit, the Contract Value is $45,000.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$45,000

Total amount of Purchase Payments (initial Purchase Payment of $24,000)	=	$24,000

Initial guaranteed minimum death benefit (purchase payment)	=	$24,000

Contract Value on 1st contract anniversary	=	$30,000

“Stepped-up” Guaranteed Minimum Death benefit (after 1st contract Anniversary)	=	$30,000

Contract Value on 2nd contract anniversary	=	$35,000

“Stepped-up” Guaranteed Minimum Death benefit (after 2nd contract Anniversary)	=	$35,000

Contract Value on 3rd contract anniversary	=	$38,000

“Stepped-up” Guaranteed Minimum Death benefit (after 3rd contract Anniversary)	=	$38,000

TOTAL DEATH BENEFIT Equals the Contract Value on the date we calculate the benefit	=	$45,000
EXAMPLE 2:
Assume that the Contract is purchased with an initial Purchase Payment of $24,000. Assume there is a $21,000 subsequent Purchase Payment made to the contract. Assume that there is a $10,000 withdrawal made during the life of the Contract and the Contract is currently in year 5. On the day we calculate the death benefit, the Contract Value is $58,000.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$58,000

Total amount of Purchase Payments (initial Purchase Payment of $24,000+$21,000)	=	$45,000

Withdrawals	=	-$10,000

Initial guaranteed minimum death benefit (purchase payments less proportional withdrawals) Guaranteed Minimum Death Benefit (total Purchase Payments less proportional withdrawals) Contract Value after withdrawals ($40,000) / Contract Value prior to withdrawal ($50,000) = .80 Initial Guaranteed Minimum Death benefit ($45,000) x .80 = $36,000	=	$36,000

Contract Value on 1st contract anniversary	=	$47,000

“Stepped-up” Guaranteed Minimum Death benefit (after 1st contract Anniversary)	=	$47,000

Contract Value on 2nd contract anniversary	=	$43,000

Guaranteed Minimum Death benefit (after 2nd contract Anniversary)	=	$47,000

Contract Value on 3rd contract anniversary	=	$50,000

“Stepped-up” Guaranteed Minimum Death benefit (after 3rd contract Anniversary)	=	$50,000

Contract Value on 4th contract anniversary	=	$48,000

Guaranteed Minimum Death benefit (after 4th contract Anniversary)	=	$50,000

Contract Value on 5th contract anniversary	=	$60,000

“Stepped-up” Guaranteed Minimum Death benefit (after 5th contract Anniversary)	=	$60,000

TOTAL DEATH BENEFIT Equals the “Stepped up” Guaranteed Minimum Death Benefit on the date we calculate the benefit	=	$60,000

CALCULATION OF EEB OPTIONAL DEATH BENEFIT
Each example assumes that the GMDB-Annual Reset Rider was not elected.
EXAMPLE 1:
Assume that the Contract is purchased with an initial Purchase Payment of $24,000 and no subsequent Purchase Payments are made to the Contract. Assume that there have been no withdrawals made during the life of the Contract and the Contract was issued prior to the Owner’s 70th birthday. On the day we calculate the death benefit, the Contract Value is $45,000.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$45,000

Total amount of Purchase Payments (initial Purchase Payment of $24,000)	=	$24,000

Earnings equal to the Contract Value minus total amount of Purchase Payments ($45,000 - $24,000)	=	$21,000

Maximum allowable Earning of 250% of total Purchase Payments excluding any Purchase Payments made in the 12 months prior to calculation of benefit or after the date of death (2.50 x $24,000)	=	$60,000

40% of your Earnings ($21,000 x 40%)	=	$8,400

TOTAL DEATH BENEFIT Equals the Contract Value on the date we calculate the benefit plus 40% of your Earnings ($45,000 + $8,400)	=	$53,400

EXAMPLE 2:
Assume that the Contract is purchased prior to the Owner’s 70th birthday with an initial Purchase Payment of $24,000 and no subsequent Purchase Payments are made to the Contract. Assume that there is a $21,000 withdrawal made during the life of the Contract. Assume that the account value prior to the withdrawal was equal to or greater than $45,000. Thus, the withdrawal consisted entirely of Contract earnings and did not impact the Purchase Payment made to the Contract. On the day we calculate the death benefit, the Contract Value is $24,000.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$24,000

Total amount of Purchase Payments (Initial Purchase payment of $24,000)	=	$24,000

Earnings equal to the Contract Value minus total amount of Purchase Payments ($24,000 - $24,000)	=	$0

Maximum allowable Earning of 250% of total Purchase Payments excluding any Purchase Payments made in the 12 months prior to calculation of benefit or after the date of death (2.50 x $24,000)	=	$60,000

40% of your Earnings ($0 x 40%)	=	$0

TOTAL DEATH BENEFIT Equals the Contract Value on the date we calculate the benefit plus 40% of your Earnings ($24,000 + $0.00)	=	$24,000
EXAMPLE 3:
Assume that the Contract is purchased with an initial Purchase Payment of $24,000 and no subsequent Purchase Payments are made to the Contract. Assume that there have been no withdrawals made during the life of the Contract and the Contract was issued prior to the Owner’s 70th birthday. On the day we calculate the death benefit, the Contract Value is $91,500.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$91,500

Total amount of Purchase Payments (initial Purchase Payment of $24,000)	=	$24,000

Earnings equal to the Contract Value minus total amount of Purchase Payments ($91,500 - $24,000)	=	$67,500

Maximum allowable Earning of 250% of total Purchase Payments excluding any Purchase Payments made in the 12 months prior to calculation of benefit or after the date of death (2.50 x $24,000)	=	$60,000

40% of your maximum allowable Earnings ($60,000 x 40%)	=	$24,000

TOTAL DEATH BENEFIT Equals the Contract Value on the date we calculate the benefit plus 40% of your maximum allowable earnings ($91,500 + $24,000)	=	$115,500
EXAMPLE 4:
Assume that the Contract is purchased prior to the Owner’s 70th birthday with an initial Purchase Payment of $24,000. Assume that there is a $21,000 subsequent Purchase Payment made to the Contract in the 12 months prior to the calculation of the death benefit. On the day we calculate the death benefit, the Contract Value is $91,500.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$91,500

Total amount of Purchase Payments ($24,000 + $21,000)	=	$45,000

Earnings equal to the Contract Value minus total amount of Purchase Payments ($91,500 - $45,000)	=	$46,500

Maximum allowable Earning of 250% of total Purchase Payments excluding any Purchase Payments made in the 12 months prior to calculation of benefit or after the date of death (2.50 x $24,000)	=	$60,000

40% of your Earnings ($46,500 x 40%)	=	$18,600

TOTAL DEATH BENEFIT Equals the Contract Value on the date we calculate the benefit plus 40% of your Earnings ($91,500 + $18,600)	=	$110,100
EXAMPLE 5:
Assume that the Contract is purchased with an initial Purchase Payment of $24,000 and no subsequent Purchase Payments are made to the Contract. Assume that there have been no withdrawals made during the life of the Contract and the Contract was issued when the Owner was age 72. On the day we calculate the death benefit, the Contract Value is $45,000.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$45,000

Total amount of Purchase Payments (Initial Purchase Payment of $24,000)	=	$24,000

Earnings equal to the Contract Value minus total amount of Purchase Payments ($45,000 - $24,000)	=	$21,000

Maximum allowable Earning of 250% of total Purchase Payments excluding any Purchase Payments made in the 12 months prior to calculation of benefit or after the date of death (2.50 x $24,000)	=	$60,000

25% of your Earnings ($21,000 x 25%)	=	$5,250

TOTAL DEATH BENEFIT Equals the Contract Value on the date we calculate the benefit plus 25% of your Earnings ($45,000 + $5,250)	=	$50,250

APPENDIX C: STATE VARIATIONS

The following information is a summary of the states where the Spinnaker Contract or certain features and/or benefits vary from the Contract’s features and benefits as previously described in this prospectus. Certain provisions of the Contract may be different from the description in this prospectus due to variations required by state law. The state in which your Contract was issued also governs whether or not certain riders, options, charges or fees are available or will vary under your Contract. Any state variations will be included in your Contract or in riders attached to your Contract.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY

[To be completed by Amendment]
C-1

PROSPECTUS BACK COVER
Inquiries. The SAI provides more detailed information about Symetra Separate Account C. The current SAI is on file with the SEC, and is incorporated into this prospectus by reference and is legally considered part of this prospectus.
You can make inquiries regarding your Contract, request additional information and get a free copy of the SAI or discuss your questions about your Contract by contacting us at:
Symetra Life Insurance Company
P.O. Box 305156
Nashville, TN 37230-5156
Telephone: 1-800-796-3872

For overnight mail:
Symetra Life Insurance Company
100 Centerview Drive, Suite 100
Nashville, TN 37214-3439

By Phone: 1-800-796-3872
On the Internet: http://www.symetra.com

To download an electronic version of this prospectus and the SAI: https://www.symetra.com.

Reports and other information about the Contract and the Registrant are available on the SEC’s Web site at https://www.sec.gov. You can also get copies, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000003366

SPINNAKER® VARIABLE ANNUITY
STATEMENT OF ADDITIONAL INFORMATION
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
issued by
SYMETRA SEPARATE ACCOUNT C
and
SYMETRA LIFE INSURANCE COMPANY

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for the Spinnaker Individual Flexible Premium Deferred Variable Annuity Contract.
The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus, call 1-800-796-3872 or write to Symetra Life Insurance Company, P.O. Box 305156 Nashville, TN 37230-5156.
This SAI and the prospectus are both dated May 1, 2021.

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GENERAL INFORMATION
Terms and phrases used in this SAI have the meaning given to them in the prospectus.
Symetra Life Insurance Company (“Symetra Life”, “we”, and “us”), is a wholly-owned subsidiary of Symetra Financial Corporation, which, in turn, is a wholly owned subsidiary of Sumitomo Life Insurance Company, a Japanese mutual life insurer (sougo kaisha) with its headquarters in Tokyo, Japan. Symetra Financial Corporation is a holding company, the subsidiaries of which are engaged primarily in insurance and financial services businesses. Symetra Life was incorporated as a stock life insurance company under Washington State law on January 23, 1957. Effective July 1, 2014, Symetra Life Insurance Company changed its state of domicile from Washington to Iowa and became an Iowa stock life insurance company. We provide individual and group life, accident and health insurance, and annuity products and are licensed to do business in the District of Columbia and all states except New York.

We established Symetra Separate Account C (“the Separate Account”) on September 14, 1993 to hold assets that underlie Contract values invested in a number of different variable annuity Contracts. The Separate Account meets the definition of “separate account” under Iowa State law and under the federal securities laws. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. We maintain records of all Separate Account purchases and redemptions of the shares of the Sub-accounts.

Accumulation Units and variable annuity payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it. Since the Separate Account is always fully invested in the shares of the Sub-accounts, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions. The Contract Owner bears the entire investment risk. There can be no assurance that the aggregate value in the Contract and amount of variable annuity payments will equal or exceed the Purchase Payments made under the Contract.
NON-PRINCIPAL RISKS

Cyber Security Risk: We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained on-line or digitally, and unauthorized release of confidential customer information. For instance, cyber-attacks may: interfere with our processing of Contract transactions, including the processing of orders from our website or with the Portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the Portfolios.

Delays in Contract Administration: Delays in Contract administration may occur in the event of severe weather, natural disasters, a public health crisis, or the closure of one or more of our offices, or in the event of interruptions in mail delivery, telephone communications, or other electronic communications beyond our control.

SERVICES
Experts
The SAI of the Registration Statement includes the statutory-basis financial statements of Symetra Life Insurance Company, which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2020, and the related notes to the financial statements, and the financial statements of Symetra Separate Account C as of December 31, 2020, and for each of the two years in the period ended December 31, 2020.

The financial statements as of and for the years or periods ended December 31, 2019 and December 31, 2018 have been audited by Ernst & Young LP, Independent Registered Public Accounting Firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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The financial statements as of and for the years or periods ended December 31, 2020 have been audited by KPMG LLP, Independent Registered Public Accounting Firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Independent Registered Public Accounting Firm
The principal business address of _____________________.

Auditor Update
Symetra Financial Corporation has made the decision to change accounting firms for the annual independent audit of Symetra Life Insurance Company and its registered separate accounts. On May 29, 2019, Symetra Financial Corporation, notified Ernst & Young LLP (“EY”) that its services as Independent Registered Public Accounting Firm will cease upon completion of the annual audits for Symetra Financial Corporation, its subsidiaries and their separate accounts for the fiscal year ending December 31, 2019. On the same day, Symetra Financial Corporation’s Audit Committee appointed KPMG LLP (“KPMG”) as its independent auditor to audit the financial statements of Symetra Financial Corporation and its subsidiaries and their separate accounts for the fiscal year ending December 31, 2020.

With regard to Symetra Life Insurance Company, no disagreements arose during the twenty-four (24) months preceding the termination of EY or during any subsequent period relating to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or compliance with applicable rules of the Securities and Exchange Commission (SEC), which issues, if not resolved to the satisfaction of EY, would have caused EY to make reference to the disagreements in its reports for the fiscal years ended December 31, 2019, 2018 and 2017. EY’s reports for the fiscal years ended December 31, 2019, 2018 and 2017 did not contain any adverse opinions or a disclaimer of opinions and were not qualified or modified as to uncertainties, audit scope, or accounting principles. In addition, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K during fiscal years ended December 31, 2019, 2018 and 2017 and the subsequent interim period.

Symetra Life Insurance Company provided a copy of this disclosure, or similar disclosure, to EY for its review and requested that EY provide Symetra Life Insurance Company with a letter addressed to the SEC stating whether EY agrees with the statements made by Symetra Life Insurance Company in the Auditor Update section of Symetra Life Insurance Company’s Form S-1 (No. 333-225314) filed on March 27, 2020. A copy of that letter is filed as Exhibit 16 to that registration statement.

For the two most recent fiscal years, and any subsequent interim period prior to engaging KPMG, Symetra Life Insurance Company did not consult with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of Symetra Life Insurance Company and its registered separate accounts, and KPMG did not provide either a written report or oral advice to Symetra Life Insurance Company that was an important factor considered by Symetra Financial Corporation in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

UNDERWRITER
Symetra Securities, Inc. (“SSI”) acts as the principal underwriter for the Contracts pursuant to an underwriter’s agreement with us. SSI and Symetra Life are affiliates under common control. SSI is located at 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004. The Contracts issued by the Separate Account are offered on a continuous basis. For the years ended December 31, 2020, 2019, and 2018, SSI received $1,079,031.01, $1,162,611.56 and $1,363,674, in commissions for the distribution of all annuity Contracts funded through the Separate Account. SSI does not retain any portion of the commissions.

ADDITIONAL TAX INFORMATION
Note
The following description is based upon Symetra Life’s understanding of current federal income tax law applicable to annuities in general. Tax laws are complex and subject to change. We cannot predict the probability that any changes in the interpretation of the laws, or the laws themselves, will occur. Contract Owners are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Contract Owners bear the complete risk that the Contracts may not be treated as “annuity Contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described in this SAI or the prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
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General
Section 72 of the Internal Revenue Code of 1986, as amended, (“the Code”) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment, a withdrawal, or as annuity payments under the option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is generally taxed on the portion of the payment that exceeds the cost basis in the Contract. For a partial withdrawal payment, the recipient is taxed as if earnings are withdrawn first before the cost basis of the Contract is withdrawn. The cost basis is generally the amount of non-deductible Purchase Payments which for qualified Contracts may be zero. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.
For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amounts equals the investment in the Contract) are generally fully taxable. For certain types of retirement plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code resulting in the annuity payments being fully includable in taxable income. Owners, payees and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

Qualified Contracts
The following describes Contracts offered to individual Contract Owners in order to allow individuals to accumulate savings for retirement. If your Contract is issued as an Individual Retirement Annuity (“IRA”) or Roth Individual Retirement Annuity (“Roth IRA”), then we will issue the Contract with language intended to qualify the Contract as an IRA or Roth IRA. We will also provide the necessary administrative procedures to administer the IRAs and Roth IRAs in accordance with IRS requirements governing the sponsors of IRAs and Roth IRAs subject to the accuracy and completeness of the information you provide us. For SEP IRAs and SIMPLE IRAs, certain IRS requirements and administrative procedures will be provided by your employer, and your Contract may be subject to the terms of the SEP IRA or SIMPLE IRA plan. Contracts issued in connection with SEP IRAs and SIMPLE IRAs may include special provisions that may restrict or modify the Contract provisions and administrative services in the prospectus. There are generally maximum amounts that can be contributed each year to IRAs. IRA Owners age 50 or older may be able to make additional “catch-up” Purchase Payments each year. If contributions are being made under a SEP or SIMPLE IRA, additional amounts may be contributed as permitted by the Code and the terms of the employer’s plan. Generally, rollovers and direct transfers will not be subject to such limitations.

Individual Retirement Annuities
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional IRA. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See IRS Publication 590 for additional details. Traditional IRAs include the SEP IRA and SIMPLE IRA. An employer can establish a SEP IRA or SIMPLE IRA for its employees. Under an employer’s SEP IRA or SIMPLE IRA, contributions for each eligible employee can be made under a Contract issued as an IRA. Under certain conditions, distributions from other IRAs and other retirement plans may be rolled over or transferred on a tax deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth Individual Retirement Annuities
Section 408A of the Code permits eligible individuals to make nondeductible contributions to Roth IRAs. Section 408A includes limits on how much you may contribute to a Roth IRA and when distributions may commence. Qualified distributions from Roth IRAs are excluded from taxable gross income. Non-qualified distributions are includable in taxable gross income only to the extent that they exceed the contributions made to the Roth IRA. The taxable portion of a non-qualified distribution may be subject to the 10% penalty tax.
You may convert a traditional IRA to a Roth IRA. You will be required to include the taxable portion of the conversion in your taxable gross income, but you will not be required to pay the 10% penalty tax. However, a 10% penalty tax may apply to a conversion from an IRA if distributions occur during the five taxable years beginning with the year in which the conversion was made. You may wish to consult a tax professional before combining any
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converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

The following describes Contracts offered to participants of employer-sponsored retirement plans. Owners, Annuitants and Beneficiaries are cautioned that benefits under a retirement plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Symetra Life’s administrative procedures. Contract Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Contracts issued in connection with retirement plans include special provisions that may restrict or modify the Contract provisions and administrative services described in the prospectus. Generally, Contracts issued pursuant to retirement plans are not transferable except upon surrender or annuitization. The tax rules regarding retirement plans are very complex and will have differing applications depending on individual facts and circumstances.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by Symetra Life in connection with retirement plans will utilize annuity purchase rate tables which do not differentiate on the basis of sex. Such annuity purchase rate tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Roth TSAs
Section 402A of the Code permits an employee to designate their contributions to their TSAs as Roth TSA contributions if Roth TSA contributions are permitted by the employer. Many of the federal rules pertaining to Roth TSAs have not yet been finalized. The IRS has not issued guidance regarding issues that may arise with respect to allocation of Contract income, expenses, gains and losses. It has also not issued guidance with regard to the allocation of certain charges for guarantees under annuity Contracts. Both you and your employer should consult their own tax and legal professionals prior to making or permitting contributions to be made to a Roth TSA. Roth TSA contributions are includable in gross income and are subject to the TSA limits discussed above. Non-qualified distributions are includable in taxable gross income only to the extent that they exceed the contributions made to the Roth TSA. The taxable portion of a non-qualified distribution may be subject to the 10% penalty tax. Roth TSA contributions are also subject to the same distribution restrictions and required minimum distributions as all other contributions in the plan. A 403(b) plan may allow amounts in non-Roth accounts that are eligible for distribution to be converted to Roth TSA accounts. In addition, plans may also allow conversion of amounts that are not eligible for distribution. Amounts converted to a Roth TSA are taxable as ordinary income in the year of conversion.

Deferred Compensation Plans (457 Plans)
Section 457 of the Code permits governmental and certain other tax exempt employers to establish deferred compensation plans for the benefit of their employees. The Code establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includable in the employees’ gross income until distributed or otherwise made available (for non-governmental 457(b) plans) from the plan. Generally, because contributions are on a before-tax basis, withdrawals are subject to income tax. Your employer may allow loans under governmental Section 457 plans. Special rules apply to deferred compensation plans. Owners should consult their own tax counsel or other tax professional regarding any distributions.

Tax Treatment of Withdrawals - Qualified Contracts
In addition to ordinary income tax, Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from certain retirement plans, including Contracts issued and qualified under Code Sections 403(b) (Tax Sheltered Annuities and Roth Tax Sheltered annuities), 408 (Individual Retirement Annuities), and 408A (Roth Individual Retirement Annuities). To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another eligible plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner reaches age 59 1/2; (b) distributions following the death or disability of the Owner (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of such Owner and his or her designated Beneficiary; (d) distributions made to the Owner who has separated
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from service after he or she has attained age 55; (e) distributions made to the Owner to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to qualified domestic relations order; (g) distributions made to pay health insurance premiums for an unemployed Owner; (h) distributions made to pay qualified higher education expenses; (i) distributions made to an Owner for first home purchases; (j) distributions due to an IRS levy; (k) “qualified reservist distributions” as defined by the Code; and (l) distributions to qualified public safety employees from a governmental defined benefit plan after attaining age 50 and separating from service. The exceptions stated in (d), and (f) above do not apply in the case of an IRA or Roth IRA. The exception stated in (c) above applies to an IRA and Roth IRA without the requirement that there be a separation from service. The exceptions stated in (g), (h), and (i) above do not apply in the case of a TSA or Roth TSA.

The penalty tax does not apply to conversions of traditional IRAs or other eligible retirement plans to Roth IRAs and to most distributions from 457(b) plans. However, the penalty tax will apply if converted amounts are distributed during the five-year period beginning with the year of conversion.

The Secure Act increases the beginning date for required minimum distributions from 70 ½ to 72. This change only applies if you will attain age 72 on or after January 1, 2020. All other requirements for the timing and calculation of required minimum distributions remain the same. If you reached the age of 70 ½ prior to January 1, 2020, you are still required to use age 70 ½ as the triggering age for beginning required minimum distributions.

Such distributions (including distributions from Roth TSAs) must include the present value of any optional benefits you have purchased under the Contract. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. If your spouse is your Beneficiary and your Contract permits, your spouse may delay the start of required minimum distribution until December 31 of the year in which you would have reached age 72. Or, if your spouse is your sole Beneficiary and the Contract is an IRA, then he or she may elect to roll over the death proceeds into his or her own IRA (or a Roth IRA and pay tax on the taxable portion of the death proceeds) and treat the IRA (or Roth IRA) as his or her own. Your spouse may also be able to roll over the death proceeds into the spouse’s eligible retirement plan. Your plan may also offer non-spouse rollovers beginning in 2010. Contact your retirement plan for details.

Non-spouse Beneficiaries may be able to rollover death proceeds to inherited IRAs. If you die after required distributions have begun, payments of your entire remaining interest are subject to the new Secure Act rules.

Diversification
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity Contracts. The Code provides that a variable annuity Contract will not be treated as an annuity Contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified, as of the end of each quarter (or within 30 days after such last day). Disqualification of the Contract as an annuity Contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity Contracts (such as the Contracts) meet the diversification requirements if the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations (Treas. Reg. 1.817-5), which establish diversification requirements for the portfolios underlying variable Contracts such as those described in the prospectus. The Regulations amplify the diversification requirements for variable Contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable Contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”
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In certain circumstances, a variable contract owner may be considered the owner of the assets of a segregated account, such as the Separate Account, if the IRS deems the owner to possess “ownership” in those assets, such as the ability to exercise investment control over the assets. If the contract owner is deemed to have "investor control" over the underlying Portfolios, then the contract owner will be taxed currently on income and recognized gains under the Contract. The application of the investor control doctrine is subject to some uncertainty. The amount of owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the IRS in which it was held that the contract owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as your ability to transfer among Sub-accounts or the number and type of Sub-accounts available, would cause you to be considered the owner of the assets of the Separate Account resulting in the imposition of federal income tax with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

We believe that the design of our Contracts and the relationship between our Contracts and the Portfolios is such that the investor control doctrine should not apply. In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner being retroactively determined to be the owner of the assets of the Separate Account.

ANNUITY PROVISIONS
Annuity Unit Value
The value of an Annuity Unit for each Sub-account on any date varies to reflect the investment experience of the Sub-account, the assumed investment return of 4% on which the applicable Variable Annuity Purchase Rate Table is based, and the deduction for charges assessed and imposed by Symetra Life, including a mortality and expense risk charge, asset related administration charge, and, if applicable, a charge for premium taxes.

For any valuation period the value of an Annuity Unit is determined by multiplying the value of an Annuity Unit for each Sub-account, as of the immediately preceding valuation period by the Net Investment Factor(s) for the valuation period for which the value is being calculated, and dividing the result by the Assumed Investment Factor to adjust for the assumed investment return of 4% used in calculating the applicable Variable Annuity Purchase Rate Table.

The Net Investment Factor is a number that represents the change in the Accumulation Unit value of a Sub-account on successive days when the NYSE is open for regular trading. The Net Investment Factor for any Sub-account for any valuation day is determined by taking the Accumulation Unit value of the Sub-account as of the current valuation day, and dividing it by the Accumulation Unit value for the preceding day. The Net Investment Factor will likely be different from the Assumed Investment Factor, and therefore the Annuity Unit value will usually increase or decrease.

The Assumed Investment Factor for a one day valuation period is 1.00010746. This factor neutralizes the assumed investment return of 4% in the Variable Annuity Purchase Rate Table in the Contract.

Variable Annuity Payments
The amount of the first annuity payment is based on the annuity option selected, the annuity purchase rate, the age and sex of the Annuitant, the investment performance of the Sub-accounts you selected, and the Annuity Date. The amount of the first payment is the sum of the payments from each Sub-account. We use the Variable Annuity Purchase Rate Table to determine the variable annuity payment based on the value of each Sub-account. We determine the value (after deduction for premium taxes, if applicable) on the 15th day of the preceding month. The Variable Annuity Purchase Rate Table is contained in the Contract and is guaranteed for the duration of the Contract.

The number of Annuity Units attributed to a Sub-account is the amount of the first annuity payment attributable to that Sub-account, divided by the value of the applicable Annuity Unit for that Sub-account. This determination is made as of the 15th day of the month preceding the Annuity Date. The number of Annuity Units attributed to the variable annuity payment each month remains constant unless the Owner changes Sub-account elections. The value of an Annuity Unit will usually increase or decrease from one month to the next.

The dollar amount of each variable annuity payment after the first is the sum of the payments from each Sub-account, which are determined by multiplying the number of Annuity Units credited for that Sub-account by the Annuity Unit value of that Sub-
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account as of the 15th day of the month preceding the annuity payment. If the NYSE is closed on that date, the calculation will be made on the next Business Day. If premium taxes are required by state law, these taxes will be deducted before they annuity payment is calculated.

To illustrate the manner in which variable annuity payments are determined we have provided the following example. Item (4) in the example shows the applicable monthly payment rate (which varies depending on the Variable Annuity Purchase Rate Table used in the Contract) for an Annuitant with an adjusted age 63, where an Owner has elected a variable life annuity with a guaranteed period of 10 years with the assumed investment return of 4%. (The “Life Annuity with Guaranteed Period” option is described in the prospectus).

(1)	Assumed number of Accumulation Units in a Sub-account on maturity date	25,000
(2)	Assumed value of an Accumulation Unit in a Sub-account at maturity	$12.50
(3)	Cash value of Contract at maturity, (1) x (2)	$312,500
(4)	Consideration required to purchase $1 of monthly annuity from Variable Annuity Purchase Rate Table	$200.20
(5)	Amount of first payment from a Sub-account, (3) divided by (4)	$1,560.94
(6)	Assumed value of Annuity Unit in a Sub-account at maturity	$13.00
(7)	Number of Annuity Units attributed to a Sub-account, (5) divided by (6)	120.072

The $312,500 value at maturity provides a first payment from the Sub-account of $1,560.94, and payments thereafter of the varying dollar value of 120.072 Annuity Units. The amount of subsequent payments from the Sub-account is determined by multiplying 120.072 units by the value of an Annuity Unit in the Sub-account on the applicable valuation date. For example, if that unit value is $13.25, the monthly payment from the Sub-account will be 120.072 multiplied by $13.25, or $1,590.95.
However, the value of the Annuity Unit depends on the investment experience of the Sub-account. Thus in the example above, if the Net Investment Factor for the following month was less than the assumed investment return of 4%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $12.75 the succeeding monthly payment would then be 120.072 x $12.75, or $1,530.92.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in one Sub-account. If there are Annuity Units in two or more Sub-accounts, the annuity payment from each Sub-account is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Sub-accounts.

Payments Based on a Number of Years
This option is designed so that payments from the Contract will meet the IRS definition of “amounts received as an annuity” and will have an exclusion ratio (for fixed interest annuities) or an excludable amount (for variable annuities) applied to each payment. The exclusion ratio (or excludable amount) determines which part of the payment is a return of after-tax investment in the Contract and which part is a taxable distribution of earnings. In order for payments from a nonqualified annuity to be treated as “an amount received as an annuity,” the following requirements must be met:

Fixed Payments
•The amount of each payment must be determinable on the Annuity Date for the specified term. We calculate Payments Based on a Number of Years by amortizing the Contract Value on the Annuity Date at 3% (or the Contract minimum interest guarantee, if less) over a term selected by the Contract Owner, but not less than 5 years nor more than the number of years to the Annuitant’s age 100. The expected return is the calculated payment amount times the number of payments (term times payment frequency). The exclusion ratio is the cost basis divided by the expected return.
•If the Contract earns more than the Contract’s minimum guaranteed interest rate, then payments will continue beyond the specified term until the account is exhausted.

Variable Payments
•Because the annuity value of variable annuities is, by definition, variable over time, the amount of future payments cannot be determinable on the Annuity Date for the term specified by the Owner. The IRS requires payments to be made over the term but allows payments to fluctuate from year to year to reflect gains or losses in excess of the original return assumption. For the first full year of payments under the Payments Based on a Number of Years annuity option, we calculate payment(s) by amortizing the Contract Value on the Annuity Date
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using interest rates ranging from 3% to 120% of the applicable federal mid-term rate (AFR). At the beginning of each subsequent year, we recalculate the payment by amortizing the end of year Contract Value over the remaining term using the original interest rate assumption. This annual recalculation causes the value of the Sub-accounts to be exhausted by the end of the specified term. The excludable amount is the cost basis (after-tax investment in the Contract) divided by the expected number of payments (the term in years times the number of payments per year).

To illustrate how the Payments Based on a Number of Years annuity option for the variable portion of the Contract is calculated, assume that Contract Owner A elects the Payments Based on a Number of Years annuity option and:

•Accumulation Unit values for all Sub-accounts on the annuity starting date equal $100,000;
•Assumed investment return is 4%; and
•Contract Owner A elects to receive annual payments at the beginning of the year for 20 years.

Under this scenario, Contract Owner A’s first annual payment is $7,075.17. This is determined by calculating the payment amount which would reduce the present $100,000 accumulation value to zero over 20 years assuming an investment return of 4%. We then liquidate Accumulation Unit values equal to $7,075.17 for the first annual payment. Now assume that the $92,924.83 remaining balance in one year grows with investment gains to $100,000.

Contract Owner A’s second annual payment is $7,321.02. This is determined by calculating the new payment amount that would reduce the present $100,000 accumulation value to zero over the remaining 19 years, assuming an investment return of 4%.

In the third year, assume that the $92,678.98 remaining balance, after another year, declines with investment losses to $90,000. Contract Owner A’s third annual payment is $6,835.96. This is determined by calculating the amount that would reduce the present $90,000 accumulation value to zero over the remaining 18 years, assuming an investment return of 4%. We then liquidate Accumulation Unit values equal to $6,835.96 to make the third payment.

This annual recalculation process continues until the Accumulation Units are exhausted.

FINANCIAL STATEMENTS
The audited financial statements of Symetra Separate Account C and Symetra Life are included herein. The financial statements of Symetra Life should be considered only as bearing upon the ability of Symetra Life to meet its obligations under the Contract. They should not be considered as bearing upon the investment experience of the Separate Account or its Sub-accounts.

[To be provided by post-effective amendment].

8

SYMETRA SEPARATE ACCOUNT C
PART C
OTHER INFORMATION

Item 27. Exhibits

Exhibit		Description	Reference
a.		Resolution of Board of Directors of Symetra Life authorizing the Separate Account	23/

b.		Not Applicable

c.	(1)	Principal Underwriter's Agreement, As Amended	23/
	(2)	Broker-Dealer Selling Agreement	11/

d.		Form of Individual Flexible Premium Deferred Variable Annuity Contract (05/05)	22/
		Form of Earnings Enhancement Benefit Rider (05/05)	22/
		Form of Guaranteed Minimum Death Benefit – Annual Reset Rider (05/05)	22/
		Form of 457 Contract (05/05)	6/
		Form of TSA Endorsement (Loan -08/09)	22/
		Form of TSA Endorsement (No Loan -04/09)	22/
		Form of SEP IRA/Simple IRA/TSA Contract Data Page (05/05)	22/
		Form of Traditional and Roth IRA Contract Data Page (05/05)	22/
		Form of Non-Qualified Contract Data Page (05/05)	22/
		Form of IRA, Roth & SEP Endorsement (12/11)	20/
		Form of Simple IRA Endorsement (12/11)	20/

e.		Form of Application for Annuity Contract (Non-Qualified - 08/10)	22/
		Form of Application for Annuity Contract (457 - 05/09)	22/
		Form of Application for Annuity Contract (TSA - 05/09)	22/

f.	(1)	Amended and Restated Articles of Incorporation of Symetra Life Insurance Company	19/
	(2)	Bylaws of Symetra Life Insurance Company Effective July 1, 2014	19/

g.	(1)	Reinsurance Agreement and Amendments 1-2 (GMDB)	18/
	(2)	Reinsurance Agreement and Amendments 1-3 (GMDB/EEB)	18/

h.	(1)	Participation Agreement (ACVP)	5/
		Amendment No. 1 to Participation Agreement (ACVP)	5/
		Amendment No. 2 to Participation Agreement (ACVP)	5/
		Amendment No. 3 to Participation Agreement (ACVP)	5/
		Amendment No. 4 to Participation Agreement (ACVP)	7/
		Amendment No. 5 to Participation Agreement (ACVP)	9/
		Amendment No. 6 to Participation Agreement (ACVP)	15/
		Amendment No. 7 to Participation Agreement (ACVP)	15/
		Amendment No. 8 to Participation Agreement (ACVP)	15/
		Amendment No. 9 to Participation Agreement (ACVP)	15/
		Amendment No. 10 to Participation Agreement (ACVP)	23/
		Amendment No. 11 to Participation Agreement (ACVP)	1/

	(2)	Participation Agreement (AIM/INVESCO)	5/

Exhibit		Description	Reference
		Amendment No. 1 to Participation Agreement (AIM)	7/
		Amendment No. 2 to Participation Agreement (AIM)	18/
		Amendment No. 3 to Participation Agreement (AIM)	18/
		Amendment No. 4 to Participation Agreement (AIM)	6/
		Amendment No. 5 to Participation Agreement (AIM)	6/

	(3)	Participation Agreement and Amendments 1-2 (FIVIT-Morningstar)	1/

	(4)	Participation Agreement (Eaton Vance - CVP)	4/

	(5)	Participation Agreement (Eaton Vance - CVS)	4/

	(6)	Participation Agreement and Amendments 1-5 (Dreyfus)	23/

	(7)	Participation Agreement (Deutsche)	18/
		Amendment No. 1 to Participation Agreement (Deutsche)	23/
		Amendment No. 2 to Participation Agreement (Deutsche)	3/
		Amendment No. 3 to Participation Agreement (Deutsche)	1/

	(8)	Amended and Restated Participation Agreement (Federated)	6/
		Amendment No. 1 to Participation Agreement (Federated)	6/

	(9)	Participation Agreement (Fidelity)	12/
		Amendment No. 1 to Participation Agreement (Fidelity)	17/
		Amendment No. 2 to Participation Agreement (Fidelity)	23/
		Amendment No. 3 to Participation Agreement (Fidelity)	21/
		Amendment No. 4 to Participation Agreement (Fidelity)	20/
		Amendment No. 5 to Participation Agreement (Fidelity)	14/

	(10)	Participation Agreement (Franklin Templeton)	5/
		Amendment No. 1 to Participation Agreement (FRK)	5/
		Amendment No. 2 to Participation Agreement (FRK)	5/
		Amendment No. 3 to Participation Agreement (FRK)	8/
		Amendment No. 4 to Participation Agreement (FRK)	8/
		Amendment No. 5 to Participation Agreement (FRK)	9/
		Amendment No. 6 to Participation Agreement (FRK)	15/
		Amendment No. 7 to Participation Agreement (FRK)	15/
		Amendment No. 8 to Participation Agreement (FRK)	23/
		Amendment No. 9 to Participation Agreement (FRK)	21/
		Amendment No. 10 to Participation Agreement (FRK)	20/
		Amendment No. 11 to Participation Agreement (FRK)	15/

	(11)	Participation Agreement (J.P. Morgan Insurance Trust)	15/
		Amendment No. 1 to Participation Agreement (J.P. Morgan)	20/
		Amendment No. 2 to Participation Agreement (J.P. Morgan)	15/
		Amendment No. 3 to Participation Agreement (J.P. Morgan)	20/

	(12)	Participation Agreement (Neuberger Berman)	18/

	(13)	Participation Agreement (PIMCO)	9/
		Amendment No. 1 to Participation Agreement (PIMCO)	23/

Exhibit		Description	Reference
		Amendment No. 2 to Participation Agreement (PIMCO)	13/
		Amendment No. 3 to Participation Agreement (PIMCO)	23/
		Novation to Participation Agreement (PIMCO)	21/
		Amendment No. 4 & 5 to Participation Agreement (PIMCO)	20/

	(14)	Participation Agreement (Pioneer)	23/
		Amendment to Participation Agreement (Pioneer)	10/
		Amendment No. 2 to Participation Agreement (Pioneer)	15/
		Amendment No. 3 to Participation Agreement (Pioneer)	18/
		Amendment No. 4 to Participation Agreement (Pioneer)	15/
		Amendment No. 5 to Participation Agreement (Pioneer)	20/

	(15)	Participation Agreement (Voya)	2/

i.		Not Applicable
j.		Not Applicable
k.		Opinion and Consent of Counsel	Filed Herewith
l.		Consent of KPMG LLP	To be Filed by Amendment
m.		Not Applicable
n.		Not Applicable
0.		Not Applicable
Reference		Description
1/		Incorporated by reference to Post-Effective Amendment No. 36 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2018 (File No. 33-69712).
2/		Incorporated by reference to Post-Effective Amendment No. 34 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2016 (File No. 33-69712).
3/		Incorporated by reference to Post-Effective Amendment No. 46 on Form N-4 registration statement of Symetra Resource Variable Account B filed with the SEC on April 30, 2013 (File No. 333-178461).
4/		Incorporated by reference to Post-Effective Amendment No. 35 on Form N-4 registration statement of Registrant filed with the SEC on April 27, 2017 (File No. 33-69712).
5/		Incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 registration statement of Symetra Separate Account SL filed with the SEC on April 30, 2002 (File No. 333-30329).
6/		Incorporated by reference to Post-Effective Amendment No. 31 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2014 (File No. 33-69712).
7/		Incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 registration statement of Symetra Separate Account SL filed with the SEC on April 30, 2003 (File No. 333-30329).
8/		Incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 registration statement of Registrant filed with the SEC on December 3, 2004 (File No. 33-69712).
9/		Incorporated by reference to Post-Effective Amendment No. 30 on Form N-6 registration statement of Symetra Separate Account SL filed with the SEC on April 29, 2005 (File No. 333-30329).

Exhibit	Description	Reference
10/	Incorporated by reference to Post-Effective Amendment No. 22 on Form N-4 registration statement of Registrant filed with the SEC on March 20, 2006 (File No. 33-69712).
11/	Incorporated by reference to Post-Effective Amendment No. 33 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2015 (File No. 33-69712).
12/	Incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 registration statement of Symetra Separate Account SL filed with the SEC on April 30, 2007 (File No. 333-30329).
13/	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 registration statement of Symetra Separate Account SL filed with the SEC on April 30, 2007 (File No. 333-136776).
14/	Incorporated by reference to Post-Effective Amendment No. 47 on Form N-4 registration statement of Resource Variable Account B filed with the SEC on April 30, 2014 (File No. 333-178461).
15/	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 registration statement of Symetra Separate Account SL filed with the SEC on August 15, 2007 (File No. 333-136776).
16/	Incorporated by reference to Post-Effective Amendment No. 30 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2013 (File No. 33-69712).
17/	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-4 registration statement of Registrant filed with the SEC on January 31, 2008 (File No. 333-137411).
18/	Incorporated by reference to Post-Effective Amendment No. 25 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2008 (File No. 33-69712).
19/	Incorporated by reference to Post-Effective Amendment No. 32 on Form N-4 registration statement of Registrant filed with the SEC on July 2, 2014 (File No. 33-69712).
20/	Incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2012 (File No. 33-69712).
21/	Incorporated by reference to Post-Effective Amendment No. 28 on Form N-4 registration statement of Registrant filed with the SEC on April 29, 2011 (File No. 33-69712).
22/	Incorporated by reference to Post-Effective Amendment No. 27 on Form N-4 registration statement of Registrant filed with the SEC on April 29, 2010 (File No. 33-69712).
23/	Incorporated by reference to Post-Effective Amendment No. 38 on Form N-4 registration statement of Registrant filed with the SEC on April 29, 2020 (File No. 33-69712).
Item 28. Directors and Officers of the Depositor
Set forth below is a list of each director and officer of Symetra Life who is engaged in activities relating to Symetra Separate Account C or the variable annuity Contracts offered through Symetra Separate Account C.

Name	Positions with Symetra	Principal Business Address
Ashlock, Dena S.	Senior Vice President, Chief Actuary and Chief Risk Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Balkovetz, Chantel L.	Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Bouvier II, Phillippe D.	Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Name	Positions with Symetra	Principal Business Address
Brooks, Tommie D.	Director, Chief Financial Officer and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Chandler, Darlene K.	Senior Vice President and Associate General Counsel	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Fry, Stephanie L.	Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Herzberg, Keren A.	Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Hunt, Mark E.	Director, Chief Investment Officer and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Diouf, Anne-Marie	Senior Vice President and Chief Human Resources Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Kneisley, Joel C.	Senior Vice President and Chief Information Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
LaVoice, Richard G.	Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Meister, Margaret A.	Director and President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Murphy, Colleen M.	Senior Vice President, Controller and Treasurer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Sasagawa, Muneo	Director	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Sho, Tetsuya	Director	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Smolinksi, Richard P.	Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Stenberg, Jon S.	Director and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Veneziani, Jacqueline M.	Director, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Item 29. Persons Controlled By or Under Common Control with the Depositor or Registrant
No person is directly or indirectly controlled by Symetra Separate Account C (“Registrant”). Symetra Life established Registrant by resolution of its Board of Directors. Symetra Life is a wholly owned subsidiary of Symetra Financial Corporation. Symetra Financial Corporation is organized under Delaware law and Symetra Life is organized under Iowa law. All subsidiaries are included in the financial statements. Following is the organizational chart of Symetra Financial Corporation.

Item 30. Indemnification
As more fully set forth in its Bylaws, Symetra Life, to the maximum extent it is empowered by the Iowa Business Corporation Act, Iowa Code Chapter 490, shall indemnify and advance expenses to any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including a grand jury proceeding) and whether formal or informal, by reason of the fact that such person (a) is or was a director or officer of the corporation, or (b) while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee, agent, partner or trustee (or in a similar capacity) of another corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against reasonable expenses (including attorneys’ fees), judgments, fines, penalties, including an excise tax assessed with respect to an employee benefit plan, and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding or any appeal thereof.

Under certain Director and Officer Indemnification Agreements (“Agreement(s)”) between Symetra Life’s parent company, Symetra Financial Corporation, and directors and/or certain officers of Symetra Life (“Indemnitees”), Symetra Financial Corporation indemnifies and holds harmless Indemnitees, to the full extent permitted by the laws of the State of Delaware in effect at the time the Agreement is effective or as such laws may from time to time be amended, against all Indemnifiable Losses related to, resulting from or arising out of any Claim (subject to certain exceptions) where:

1.“Claim” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, investigative or other, in which the Indemnitee is a party or reasonably could be made a party, is threatened to be made a party or is involved by reason of the fact that (i) Indemnitee is or was a director, officer, employee or agent of the Company and/or of a subsidiary of the Company, or (ii) Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, non-profit organization, joint venture, trust or other enterprise. Inclusion of the Indemnitee’s role with such an enterprise (including, for example, service on the board of directors of a non-profit organization) on a list approved from time to time by the Chief Executive Officer or Chief Financial Officer of the Company shall constitute service “at the request of the Company” for purposes of clause (ii) in the preceding sentence.

2.“Expenses” includes all direct and indirect costs and expenses of any type whatsoever (including without limitation all attorneys’ and experts’ fees, expenses and charges) and all other costs, expenses and obligations actually and reasonably paid or incurred by Indemitee in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to investigate, defend, be a witness in or participate in, any Claim; and

3.“Indemnifiable Losses” means any and all Expenses, damages, losses, liabilities, judgments, fines, penalties and amounts paid in settlement (including without limitation all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing) (collectively, “Losses”) reasonably incurred by Indemnitee relating to, resulting from or arising out of any Claim.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Symetra Life pursuant to such provisions of the bylaws, statutes, agreements, or otherwise, Symetra Life has been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Symetra Life or Symetra Financial Corporation of expenses incurred or paid by a director, officer or controlling person of Symetra Life in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Contracts issued by the Separate Account, Symetra Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

a.Symetra Securities, Inc., the principal underwriter for the Contracts, also acts as the principal underwriter for other Symetra Life individual variable annuity Contracts, Symetra Life’s group variable annuity Contracts, and Symetra Life's individual flexible premium variable life insurance policies.

b. The following information is provided for each officer and director of the principal underwriter:

Name	Positions and Offices with Underwriter	Principal Business Address
Balkovetz, Chantel L.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Bodmer, Julie M.	Assistant Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Brooks, Tommie D.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Ellis, Courtney L.	Chief Operating Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

Name	Positions and Offices with Underwriter	Principal Business Address
Farrell, Andrew M.	Chairman of the Board and President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Hansen, Stephen	Assistant Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Murphy, Colleen M.	Chief Financial Officer, Treasurer and Financial and Operations Principal	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Norberg, Kristin R.	Vice President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Pessoa, Melissa	Assistant Treasurer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Rabin, Kevin W.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Sanders, Barbara	Chief Compliance Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Veneziani, Jacqueline M.	Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

c.    During the fiscal year ended December 31, 2020, Symetra Securities, Inc. received $1,079,031.01 in commissions for the distribution of certain annuity Contracts sold in connection with Registrant of which no payments were retained. Symetra Securities, Inc. did not receive any other compensation in connection with the sale of Registrant's Contracts.

Item 32. Location of Accounts and Records
Symetra Life Insurance Company at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004 maintains physical possession of the accounts, books or documents of the Separate Account required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 33. Management Services
Not Applicable

Item 34. Fee Representation

Pursuant to the Investment Company Act of 1940, Symetra Life represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Symetra Life.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has caused this Registration Statement to be signed on its behalf, in the City of Bellevue and State of Washington, on this 29th day of January, 2021.

                    Symetra Separate Account C
                     Registrant

                By:    Symetra Life Insurance Company

                By:    MARGARET A. MEISTER
                    Margaret A. Meister, President

                    Symetra Life Insurance Company
                        Depositor

                By:    MARGARET A. MEISTER
                    Margaret A. Meister, President

Pursuant to the requirement of the Securities Act of 1933, this Registration Statement, as amended, has been signed below by the following person in the capacities indicated.

NAME                            TITLE

Tommie D. Brooks                Director, Chief Financial Officer,
Tommie D. Brooks                 Executive Vice President (Principal Accounting Officer & Principal
Financial Officer)

Mark E. Hunt                     Director and Executive Vice President
Mark E. Hunt

Margaret A. Meister                 Director and President (Principal Executive Officer)
Margaret A. Meister

Muneo Sasagawa                    Director
Muneo Sasagawa

Tetsuya Sho                    Director
Tetsuya Sho

Jon S. Stenberg                    Director and Executive Vice President
Jon S. Stenberg

Jacqueline M. Veneziani                Director, General Counsel, Senior Vice President and Secretary
Jacqueline M. Veneziani

EXHIBITS
Filed Herewith

Exhibit	Description
k	Consent of Counsel